PHILADELPHIA, PENNSYLVANIA

March 31, 2003

Dear Fellow Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of Lincoln National Corporation (“LNC”) scheduled for Thursday, May 8, 2003, at 10:00 a.m., local time, at the Ritz-Carlton Hotel, Ten Avenue of the Arts, Philadelphia, Pennsylvania. LNC’s Board of Directors and Management look forward to greeting you.

The enclosed Notice of Meeting and Proxy Statement describe the matters to be acted upon at the Annual Meeting. Please review these documents carefully.

It is important that you vote your shares of LNC stock, either in person or by proxy. To assist you in voting your shares, LNC now offers, in addition to voting through the use of a proxy card, voting via telephone and over the Internet. If you are unable to attend, please sign, date and mail the enclosed proxy card in the envelope provided, or vote your shares in any other manner described in the enclosed proxy statement.

On behalf of the Board of Directors, thank you for your continued support.

Sincerely,

Jon A. Boscia

Chairman and Chief Executive Office

LINCOLN NATIONAL CORPORATION

PHILADELPHIA, PENNSYLVANIA

NOTICE OF

ANNUAL MEETING OF SHAREHOLDERS

March 31, 2003

The Annual Meeting of Shareholders of LINCOLN NATIONAL CORPORATION will be held on Thursday, May 8, 2003, at 10:00 a.m., local time, at the Ritz-Carlton Hotel, Ten Avenue of the Arts, Philadelphia, Pennsylvania.

The items of business are:

1.	to elect four directors for three-year terms expiring in 2006; and
2.	to consider and act upon such other matters as may properly come before the meeting.

You have the right to receive this notice and vote at the Annual Meeting if you were a shareholder of record at the close of business on February 21, 2003. Please remember that your shares cannot be voted unless you cast your votes by one of the following methods: (1) sign and return a proxy card; (2) call the 800 toll-free number listed on the proxy card; (3) vote via the Internet as indicated on the proxy card; (4) vote in person at the Annual Meeting; or (5) make other arrangements to vote your shares.

For the Board of Directors,

C. Suzanne Womack

Secretary

LINCOLN NATIONAL CORPORATION

1500 MARKET STREET, SUITE 3900

CENTRE SQUARE WEST

PHILADELPHIA, PENNSYLVANIA 19102

PROXY STATEMENT

Annual Meeting of Shareholders

May 8, 2003

The Board of Directors (the “Board”) of Lincoln National Corporation (“LNC” or the “Corporation”) is soliciting proxies in connection with the proposal to be voted on at the Annual Meeting of LNC shareholders scheduled for May 8, 2003 (the “Annual Meeting”). The matters to be voted upon are set forth in the enclosed Notice of Annual Meeting of Shareholders (the “Notice”). We are first mailing this Proxy Statement to our shareholders on or about March 31, 2002.

We encourage you to vote your shares, either by voting in person at the Annual Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you execute the attached proxy card, the individuals designated on that card (Jon A. Boscia, Jill S. Ruckelshaus, and C. Suzanne Womack) will vote your shares according to your instructions. If any matter other than Item 1 listed in the Notice is presented at the Annual Meeting, the designated individuals will, to the extent permissible, vote all proxies in the manner they perceive to be in the best interests of the Corporation.

To assist you in deciding how to vote, this Proxy Statement includes narrative information about the Corporation, its officers and directors, nominees for director, and related matters. In addition, a Performance Graph showing the Corporation’s performance over a five-year period is included on page 27. We have supplemented the narrative disclosure in this Proxy Statement with the following tabular information, all of which is set forth in Tables A through G (beginning on page 30):

Table	Page	Name of Table or Graph
A	30	Security Ownership of Directors, Nominees and Executive Officers
B	31	Security Ownership of Certain Beneficial Owners
C	32	Summary Compensation Table
D	34	Long-Term Incentive Plans – Awards in Last Fiscal Year
E	35	Option/SAR Grants in Last Fiscal Year
F	36	Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Values
G	37	Pension Table

In addition, the following materials are attached as exhibits to this Proxy Statement:

Exhibit	Page	Name of Exhibit
1	39	Bylaw provision regarding Notice of Shareholder Business
2	40	Bylaw provision regarding Notice of Shareholder Nominees
3	41	Audit Committee Charter
4	46	Compensation Committee Charter
5	49	Nominating and Governance Committee Charter
6	52	Guidelines on Corporate Governance

Whenever we refer in this Proxy Statement to the “Annual Meeting,” we are also referring to any meeting that results from an adjournment of the Annual Meeting.

SOLICITATION OF PROXIES

INTRODUCTION

The attached proxy card allows you to instruct the designated individuals how to vote your shares. You may vote in favor of, against, or abstain from voting on any proposal. In addition, with respect to Item 1 (the election of directors), you may, if you desire, indicate on the proxy card that you are not authorizing the designated individuals to vote your shares for one or more particular nominees.

If you sign a proxy card and deliver it to us, but then want to change your vote, you may revoke your proxy at any time prior to the Annual Meeting by sending us a written revocation or a new proxy, or by attending the Annual Meeting and voting your shares in person.

WHO MAY SOLICIT PROXIES

Directors, officers and employees of the Corporation may solicit proxies on behalf of the Board via mail, telephone, fax, and personal contact.

COSTS OF SOLICITING PROXIES

The Corporation will pay the cost of soliciting proxies. Directors, officers and employees of the Corporation will receive no additional compensation for soliciting proxies. The Corporation will reimburse certain brokerage firms, banks, custodians and other fiduciaries for the reasonable mailing and other expenses they incur in forwarding proxy materials to the beneficial owners of stock that those brokerage firms, banks, custodians and fiduciaries hold of record.

VOTING

SHAREHOLDERS ENTITLED TO VOTE AND SHARES OUTSTANDING

You may vote your shares at the Annual Meeting only if you were a shareholder of record at the close of business on February 21, 2003 (the “Record Date”). As of the Record Date, 177,382,223 shares of capital stock of the Corporation were issued, outstanding, and entitled to vote as follows: 177,362,653 shares of Common Stock and 19,570 shares of $3.00 Cumulative Convertible Preferred Stock, Series A (the “Preferred Stock”). You are entitled to one vote for each share of Common Stock and each share of Preferred Stock you own. The number of shares you own (and may vote) is listed on the proxy card.

HOW TO SUBMIT YOUR PROXY BY TELEPHONE OR THROUGH THE INTERNET

As an alternative to submitting your proxy by mail, you may submit your proxy with voting instructions by telephone or through the Internet by following the instructions set forth on the enclosed proxy card and the accompanying information sheet. If you are a shareholder of record on the Record Date, you may call 1-800-435-6710 if you are calling within the United States, Canada or Puerto Rico or visit the Web site listed on the enclosed proxy card and accompanying information sheet. If you reside in any other geographic location you may vote by visiting the web site or by direct mail. If you hold your shares through a broker, nominee, fiduciary or other custodian, you should use the different toll-free telephone number and Web site address provided on the accompanying information sheet for such beneficial owners. If you choose to submit your proxy with voting instructions by telephone or through the Internet, you will be required to provide your assigned control number noted on the enclosed proxy card before your proxy will be accepted. In addition to the instructions that appear on the enclosed proxy card and information sheet, step-by-step instructions will be provided by recorded telephone message or at the designated Web site on the Internet.

INFORMATION FOR PARTICIPANTS IN CERTAIN PLANS

If you participate in the Lincoln National Corporation Employees’ Savings and Profit-Sharing Plan or The Lincoln National Life Insurance Company Agents’ Savings and Profit-Sharing Plan, the enclosed proxy card, when executed and returned by you, will instruct the trustees of your plan how to vote the shares of LNC Common Stock allocated to your account. If the Corporation’s stock books contain identical account information regarding Common Stock that you own directly and Common Stock that you own through one or more of those plans, you will receive a single proxy card representing all shares owned by you. If you participate in a LNC plan and do not return a proxy card to the Corporation, the trustees of your plan will vote the shares in your account in proportion to shares held by your plan for which voting directions have been received.

If you own shares of the Corporation through an employee benefit plan other than those plans mentioned above, you should contact the administrator of your plan if you have questions regarding how to vote your shares.

QUORUM

A majority of all outstanding shares entitled to vote at the Annual Meeting constitutes a quorum (i.e., the minimum number of shares that must be present or represented by proxy at the Annual Meeting in order to transact business). Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present. (“Broker non-votes” are proxies returned by brokerage firms for which no voting instructions have been received from their principals.) Once a share is represented for any purpose at the Annual Meeting, it will be deemed present for quorum purposes for the remainder of the meeting (including any meeting resulting from an adjournment of the Annual Meeting, unless a new record date is set).

VOTES NECESSARY TO ADOPT PROPOSALS

A plurality of the votes cast is required for the election of directors (Item 1), which means that the four open director seats will be filled by the four director nominees receiving the highest number of votes. With respect to any other matter properly presented at the meeting (assuming a quorum exists with respect to such matter), a particular proposal will be approved if the number of votes cast in favor of the proposal exceeds the number of votes cast against the proposal. Abstentions, broker non-votes and, with respect to the election of directors, instructions on a proxy card to withhold authority to vote for one or more of the director nominees will have no effect on the outcome of the relevant vote.

CERTAIN SHAREHOLDER-RELATED MATTERS

One shareholder proposal was received but was withdrawn. Therefore there are no shareholder proposals to be brought before the Annual Meeting. To the extent permissible, your proxy will be voted in the discretion of the proxy holders with respect to each matter properly brought before the meeting that has not been enumerated in this Proxy Statement or for which no specific direction was given on the proxy card. For information regarding inclusion of shareholder proposals in future proxy statements, see “Shareholder Proposals” on page 28. If shareholders at the Annual Meeting approve the minutes of the 2002 annual meeting of shareholders, that approval will not constitute approval of the matters referred to in those minutes.

Corporate Governance

This section is intended to list what we believe are some, but not all, of the more significant aspects of LNC’s corporate governance:

•	LNC’s Board is composed of 13 members. The size of the Board is expected to be reduced to 12 upon Mr. Pietruski’s retirement at this year’s Annual Meeting.
•	All members of LNC’s Board, other than the CEO, are independent of management.

•	The independent directors meet in executive session in connection with each regularly scheduled Board meeting and at such other times as they may desire.
•	LNC has, among other committees, an Audit Committee, Compensation Committee and Nominating and Governance Committee.
•	The LNC Board has designated a lead director.
•	All members of the Audit, Compensation and Nominating and Governance committees are independent of management.
•	The Board has determined that J. Patrick Barrett, the chairman of the Audit Committee, is an audit committee financial expert as defined by applicable rules of the Securities and Exchange Commission. In addition, the Board has determined that LNC has other Audit Committee members who qualify as audit committee financial experts.
•	The Audit, Compensation and Nominating and Governance Committees have charters that comply with the New York Stock Exchange’s Corporate Governance Rule Proposals, and those charters are attached to this proxy statement as Exhibit 3 (page 41), Exhibit 4 (page 46), and Exhibit 5 (page 49), respectively.
•	LNC has Guidelines on Corporate Governance that likewise comply with the New York Stock Exchange’s Corporate Governance Rule Proposals, and such Guidelines are attached as Exhibit 6 to this proxy statement.
•	LNC has a Code of Conduct that will be available on its web site (www.lfg.com) in early April.
•	During 2002 LNC’s directors, in the aggregate, attended 97.6% of all board and board committee meetings that they were eligible to attend.
•	The positions of CEO and Chairman are currently held by the CEO.
•	LNC does not have cumulative voting for directors.
•	LNC has six board members who are or were CEOs of public companies within the past five years.
•	LNC’s Amended and Restated Incentive Compensation Plan was approved by shareholders.
•	LNC does not allow the re-pricing of stock options.
•	LNC began expensing stock options in 2003.
•	LNC has a mandatory retirement age for directors, which is age 70.
•	The Nominating and Governance Committee conducts a review of the performance of the Board each year.
•	The Nominating and Governance Committee is responsible for individual director assessments and obtains input for such assessments from all Board members other than the director being assessed. These assessments will be done eighteen months before reelection and, as appropriate, will be provided to each director on a confidential basis.
•	The Audit, Compensation and Nominating and Governance Committees each conduct a self-evaluation of their respective committee’s performance each year.
•	LNC has a CEO succession plan.
•	The Board, Audit Committee, Compensation Committee and Nominating and Governance Committee each have authority to retain legal counsel or any other consultants or experts without notification to or prior approval of management.
•	Directors are required by LNC’s Guidelines on Corporate Governance to submit a resignation upon changing their occupational status, and the Nominating and Governance Committee with input from the CEO makes a recommendation to the Board regarding acceptance of such resignation.
•	Directors are required to achieve share ownership of 5 times their annual retainer within 5 years of election to the board, and all directors are in compliance with such requirements.
•	LNC will pay the reasonable expenses for each director to attend at least one continuing education program per year.
•	LNC has a director orientation program for new directors, and all directors are invited to attend orientation programs when they are offered.

•	Officers and certain employees are required to meet the following share ownership guidelines within 5 years of becoming subject to such guidelines:

Title of Officer	Multiple of Base Salary
Chief Executive Officer	5 times
President	5 times
Executive Vice President or equivalent	3 times
Senior Vice President or equivalent	2 times
Vice President or equivalent	1 time
Below Vice President	0-1 time

ITEM 1–ELECTION OF DIRECTORS

Pursuant to the Board’s retirement policy, John M. Pietruski will retire from the Board at this year’s Annual Meeting. The size of the Board is then expected to be reduced from thirteen to twelve members. If you sign the enclosed proxy card and return it to the Corporation, your proxy will be voted for Jenne K. Britell, M. Leanne Lachman, Ron J. Ponder and Jill S. Ruckelshaus for terms expiring in May, 2006 – unless you specifically indicate on the proxy card that you are withholding authority to vote for one or more of those nominees.

All nominees are current directors of the Corporation and all nominees have agreed to serve on the Board if they are elected. If any nominee is unable (or for whatever reason declines) to serve as a director at the time of the Annual Meeting, proxies will be voted for the election of a qualified substitute nominee or else the size of the Board will be reduced.

More information concerning security ownership, compensation of officers and directors, performance of the Corporation, and other important matters are set forth below under “Additional Information” starting on page 11.

NOMINEES FOR TERMS EXPIRING IN 2006

Nominee for Term Expiring in 2006

Jenne K. Britell Director since 2001 Age 60

PRINCIPAL OCCUPATION:

Chairman and Chief Executive Officer of Structured Ventures, Inc. (advisors to private equity and venture capital firms) [February 2001 – present]

FIVE YEAR BUSINESS HISTORY:

•  President of GE Capital Global Commercial & Mortgage Banking (international commercial and mortgage banking) and Executive Vice President of GE Capital Global Consumer Finance (an international consumer finance company) [July 1999 – March 2000]

•  President and Chief Executive Officer of GE Capital Central and Eastern Europe (consumer and commercial businesses) [January 1998 – June 1999]

OTHER DIRECTORSHIPS OF PUBLIC COMPANIES:

•  Crown Holdings, Inc. (formerly, Crown Cork & Seal Company, Inc.) [July 2000 – present]

•  Aames Financial Corporation [July 2001 – present]

Nominee for Term Expiring in 2006

M. Leanne Lachman Director since 1985 Age 60

PRINCIPAL OCCUPATION:

Principal and Managing Director of Lend Lease Real Estate Investments (a global investment manager) [November 1999 – present]

FIVE YEAR BUSINESS HISTORY:

•  Managing Director of Boston Financial (a national real estate investment management firm) [January 1999 – November 1999]

•  Partner, Schroder Real Estate Associates (a national real estate investment management firm) [April 1987 – January 1999]

• Managing Director, Schroder Mortgage Associates (a national commercial mortgage investment firm) [April 1993 – August 1998]

OTHER DIRECTORSHIPS OF PUBLIC COMPANIES:

• Liberty Property Trust [June 1994 – present]

Nominee for Term Expiring in 2006

Ron J. Ponder Director since 2000 Age 60

PRINCIPAL OCCUPATION:

Executive Vice President of Information Services and Chief Information Officer of WellPoint Health Networks Inc. (managed healthcare company) [July 2002 – present]

FIVE YEAR BUSINESS HISTORY:

• President and Chief Executive Officer of Telecom Media Networks, A Cap Gemini Ernst & Young Company (a telecommunications/internet consulting operation) [April 1999 – May 2002]

• President and Chief Executive Officer of Beechwood Data Systems (a full-service consulting and systems development company) [November 1997 – April 1999]

OTHER DIRECTORSHIPS OF PUBLIC COMPANIES:

• Atlantic Health Systems [1995 – present]

• Able Energy, Inc. [2002 – present]

Nominee for Term Expiring in 2006

Jill S. Ruckelshaus Director since 1975 Age 66

PRINCIPAL OCCUPATION:

Retired Executive

BUSINESS HISTORy:

Prior to her retirement in 1997, Ms. Ruckelshaus was a consultant for William D. Ruckelshaus Associates (environmental consultants) [January 1989 – January 1997]

OTHER DIRECTORSHIPS OF PUBLIC COMPANIES:

•  Costco, Inc [January 1996 – present]

OTHER DIRECTORS OF THE CORPORATION

The identity of, and certain biographical information relating to, the directors of the Corporation who will continue in office after the Annual Meeting are set forth below.

Continuing in Office for a Term Expiring in May 2005

J. Patrick Barrett Director since 1990 Age 66

PRINCIPAL OCCUPATION:

Chairman and Chief Executive Officer of CARPAT Investments (a private investment company) [1987 – present]

FIVE YEAR BUSINESS HISTORY:

•  President of Telergy, Inc. (an applications infrastructure provider serving the telecommunications and energy industries) [April 1998 – August 2001] – Telergy filed a voluntary bankruptcy petition under Chapter 11 of the federal bankruptcy laws in October 2001 and under Chapter 7 in December 2001

OTHER DIRECTORSHIPS OF PUBLIC COMPANIES:

•  Coyne International Enterprises Corporation [July 1998 – present]

Continuing in Office for a Term Expiring in May 2005

Thomas D. Bell, Jr. Director since 1988 Age 53

PRINCIPAL OCCUPATION:

President and CEO of Cousins Properties, Inc. (a Real Estate Investment Trust) [January 2002 – present]

FIVE YEAR BUSINESS HISTORY:

•  Chairman and Chief Executive Officer of Young & Rubicam, Inc. (the parent company of international communications companies) [January 2000 – November 2000]

•  President and Chief Operating Officer of Young & Rubicam, Inc. [August 1999 – December 1999]

•  Chairman and Chief Executive Officer of Young & Rubicam Advertising (an advertising agency) [October 1998 – August 1999]

•  President and Chief Executive Officer, Burson-Marsteller (a perception management firm) [May 1995 – October 1998]

•  Chairman and Chief Executive Officer, Diversified Communications Group [November 1997 – October 1998]

OTHER DIRECTORSHIPS OF PUBLIC COMPANIEs:

•  Cousins Properties Inc. [June 2000 – present]

•  McLeod USA [July 2001 – present]

•  Regal Entertainment Group [March 2002—present]

•  Credit Suisse Group [May 2002 – present]

Continuing in Office for a Term Expiring in May 2005

John G. Drosdick Director since 2000 Age 59

PRINCIPAL OCCUPATION:

Chairman, Chief Executive Officer and President of Sunoco, Inc. (a manufacturer and marketer of petroleum and petrochemical products) [May 2000 – present]

FIVE YEAR BUSINESS HISTORY:

•  President and Chief Operating Officer of Sunoco, Inc. [December 1996 – May 2000]

OTHER DIRECTORSHIPS OF PUBLIC COMPANIES:

•  United States Steel Corporation [February 2003 – present]

•  Sunoco Logistics Partners L.P. [October 2001 – present]

•  Sunoco, Inc. [December 1996 – present]

Continuing in Office for a Term Expiring in May 2005

Michael F. Mee Director since 2001 Age 60

PRINCIPAL OCCUPATION:

Retired Executive and Chief Financial Officer

FIVE YEAR BUSINESS HISTORY:

•  Executive Vice President and Chief Financial Officer of Bristol-Myers Squibb Company (a pharmaceutical and related health care products company) [March 1994 – April 2001]

OTHER DIRECTORSHIPS OF PUBLIC COMPANIES:

•  Ferro Corporation [April 2001 – present]

Continuing in Office for a Term Expiring in May 2004

William J. Avery Nominee Age 62

PRINCIPAL OCCUPATION

Retired Executive

FIVE YEAR BUSINESS HISTORY:

Chairman of the Board and Chief Executive Officer of Crown Cork & Seal Company, Inc. (a manufacturer of packaging products for consumer goods) [April 1995 – February 2001]

OTHER DIRECTORSHIPS OF PUBLIC COMPANIES:

•  Rohm & Haas [February 1997 – present]

Continuing in Office for a Term Expiring in May 2004

Jon A. Boscia Director since 1998 Age 50

PRINCIPAL OCCUPATION:

Chairman of the Corporation [March 2001 – present]

Chief Executive Officer of the Corporation [July 1998 – present]

FIVE YEAR BUSINESS HISTORY:

• President of the Corporation [January 1998 – March 2001]

• President, The Lincoln National Life Insurance Company [December 1999 – present]

• President and Chief Executive Officer, The Lincoln National Life Insurance Company [October 1996 – January 1998]

OTHER DIRECTORSHIPS OF PUBLIC COMPANIES:

• Hershey Foods Corporation [August 2001 – present]

Continuing in Office for a Term Expiring in May 2004

Eric G. Johnson Director since 1998 Age 52

PRINCIPAL OCCUPATION:

President and Chief Executive Officer of Baldwin Richardson Foods Company (a manufacturer of dessert products and liquid condiments for retail and the food service industry) [December 1997 – present]

OTHER DIRECTORSHIPS OF PUBLIC COMPANIES:

• None

Continuing in Office for a Term Expiring in May 2004

Glenn F. Tilton Director since 2002 Age 55

PRINCIPAL OCCUPATION:

Chairman, President and Chief Executive Officer of UAL Corporation and United Airlines [UAL Corporation filed a voluntary bankruptcy petition under Chapter 11 of the federal bankruptcy laws in December 2002]

FIVE YEAR BUSINESS HISTORY:

•  Vice Chairman of the Board of ChevronTexaco Corporation (a global energy corporation) [October 2001 – August 2002]

•  Chairman and CEO of Texaco Inc. (an integrated international petroleum company) [February 2001 – October 2001]

•  President of Texaco’s Global Business Unit [January 1997 – February 2001]

OTHER DIRECTORSHIPS OF PUBLIC COMPANIES:

•  UAL Corporation and United Airlines

ADDITIONAL INFORMATION

SECURITY OWNERSHIP

SECURITY OWNERSHIP OF DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS

The Corporation has two classes of equity securities: Common Stock and Preferred Stock. Table A on page 30 shows the number of shares of Common Stock and stock units (i.e., non-transferable accounting-entry “units,” the value of which is the same as the value of the corresponding number of shares of Common Stock) beneficially owned by each director, nominee for director, and “Named Executive Officer,” individually, and by all directors and executive officers as a group (in each case as of March 1, 2003). As of that date, none of the persons listed in that table owned more than 1% of the Corporation’s issued and outstanding Common Stock, nor did any of those persons own any Preferred Stock.

Whenever we refer in this Proxy Statement to the “Named Executive Officers,” we are referring to those executive officers of the Corporation that the Corporation is required to identify in the Summary Compensation Table (Table C) on page 32 and whose compensation is discussed in “Summary Annual and Long-Term Compensation” beginning on page 21. Those individuals are: Jon A. Boscia, John H. Gotta, Richard C. Vaughan, Lorry J. Stensrud and Westley V. Thompson. For more information regarding these officers and their compensation, see Table C and “Summary Annual and Long-Term Compensation” below.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Table B on page 31 sets forth the names of persons known by the Corporation to own beneficially more than 5% of its Common Stock. Those stockholders are Capital Research and Management Company (Capital Research) (9.3%) and Washington Mutual Investors Fund, Inc. (Washington Mutual) (5.2%). Capital Research is the investment adviser to Washington Mutual. The shares beneficially owned by Capital Research include the shares beneficially owned by Washington Mutual, as well as certain other shares that are owned by Capital Research but not by Washington Mutual. The Corporation knows of no one who beneficially owns more than 5% of its Preferred Stock.

THE BOARD OF DIRECTORS

COMPOSITION OF THE BOARD OF DIRECTORS; COMPENSATION OF DIRECTORS

The members of the Board, their relevant term of office, and certain biographical information are set forth above under “Item 1 – Election of Directors.” Compensation of the Corporation’s directors is discussed below under “Executive Compensation.”

COMMITTEES

The Board currently has six standing committees (i.e., committees composed entirely of Board members): the Audit Committee, the Compensation Committee, the Development Committee, the Nominating and Governance Committee, the Securities Committee and the Pricing Committee. A brief description of each committee is set forth below.

Audit Committee

The members of the Audit Committee are:

J. Patrick Barrett (Chair)	John G. Drosdick
William J. Avery	Michael F. Mee
Jenne K. Britell	Glenn F. Tilton

The principal functions of the Audit Committee are to:

•	assist the Board in its oversight of the integrity of the Corporation’s financial statements
•	assist the Board in its oversight of the Corporation’s compliance with legal and regulatory requirements
•	assist the Board in its oversight of the independent auditor’s qualifications and independence
•	assist the Board in its oversight of the performance of the Corporation’s chief internal auditor and the Corporation’s independent auditor
•	select, evaluate and replace the independent auditor
•	consult with the independent auditor regarding the independence of the independent auditor
•	review significant financial reporting issues and practices of the Corporation
•	review and approve all audit engagement fees and terms, as well as all non-audit engagements
•	consider whether the independent auditor’s provision to the Corporation of any non-audit services is compatible with maintaining the independence of the independent auditor
•	inquire about significant risks and exposures, if any, and the steps taken to monitor and minimize such risks
•	establish procedures for the receipt, retention, and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters, and for the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters
•	prepare any report of the Audit Committee required to be included in the Corporation’s annual proxy statement

More information concerning the Audit Committee, including an Audit Committee Report, is set forth below under “Audit Committee Matters” on page 26. A copy of the Audit Committee Charter is attached as Exhibit 3 beginning on page 41.

Compensation Committee

The members of the Compensation Committee are:

Thomas D. Bell, Jr. (Chair)	Michael F. Mee
John G. Drosdick	Glenn F. Tilton
M. Leanne Lachman

Each of the foregoing individuals is a Non-Employee Director (i.e., not an officer or employee of the Corporation). The principal functions of the Compensation Committee are to:

•	establish, in consultation with senior management, the Corporation’s general compensation philosophy
•	review and confer on the selection and development of officers and key personnel
•	select and recommend to the Board for approval candidates for chairman of the board and chief executive officer
•	review and approve all elements of remuneration for the executive officers
•	make recommendations to the Board regarding incentive compensation and equity-based plans
•	approve the payment of bonuses (both discretionary and contractual) for officers and key personnel
•	approve employment contracts and agreements for officers and key personnel
•	recommend to the Board the establishment of employee and officer retirement, group insurance and other benefit plans
•	approve certain modifications to employee benefit plans if the present value of all such modifications over the five calendar years after their effectiveness is not, according to actuarial estimates, greater than $20 million
•	administer benefit plans of the Corporation that are designed to comply with the provisions of Rule16b-3(d) under the Exchange Act
•	prepare an annual report on executive compensation for inclusion in the Corporation’s proxy statement
•	perform such other related functions as are necessary or desirable

A copy of the Compensation Committee Charter is attached as Exhibit 4 beginning on page 46.

Development Committee

The members of the Development Committee are:

Eric G. Johnson (Chair)	John M. Pietruski
Jon A. Boscia	Jill S. Ruckelshaus
Jenne K. Britell

The Development Committee generally may authorize the following transactions and expenditures having a value greater than $10 million but not more than $20 million:

•	acquisitions or divestitures of assets, blocks of business (excluding indemnity and financial reinsurance), and equity interests in corporations, partnerships and other legal entities
•	mergers, strategic investments and joint ventures
•	capital commitments or expenditures for leases and asset purchases
•	purchases by the Corporation or its affiliates of securities issued by the Corporation or any of its affiliates
•	issuance of securities by the Corporation or any of its affiliates
•	acquisitions or dispositions of information systems development projects
•	other transactions referred to the Development Committee by the chief executive officer

The Development Committee also may authorize capital transactions between affiliates (excluding dividends) having a value greater than $100 million but not more than $200 million.

Nominating and Governance Committee

The members of the Nominating and Governance Committee are:

Ron J. Ponder (Chair)	John M. Pietruski
William J. Avery	Jill S. Ruckelshaus
M. Leanne Lachman

The principal functions of the Nominating and Governance Committee are to:

•	identify individuals qualified to become Board members
•	recommend to the board nominees for director and for Board Committees
•	develop and recommend to the Board standards for determining the independence of directors
•	recommend to the Board an overall compensation program for directors
•	establish the retirement policy and benefit plans for directors
•	make recommendations to the Board regarding the size of the Board and its committees
•	make recommendations to the Board regarding Board committee appointments
•	develop and recommend to the Board a set of corporate governance principles (a copy of the current Guidelines on Corporate Governance is attached as Exhibit 6 beginning on page 52)
•	evaluate competencies appropriate for the Board and identify missing or under-represented competencies
•	assist in the evaluation of the Board and the evaluation of individual directors

Although the Nominating and Governance Committee does not solicit shareholder recommendations regarding director nominees to be proposed by the Board, it will consider such recommendations if they are made. Recommendations regarding director nominees to be proposed by the Board, along with relevant qualifications and biographical material, should be sent to the Secretary of the Corporation.

Director nominees to be proposed by a shareholder at a shareholders’ meeting must comply with the provisions of the Corporation’s Bylaws (see “Shareholder Proposals” on page 28 and Exhibits 1 and 2 on pages 39 and 40, respectively).

A copy of the Nominating and Governance Committee Charter is attached as Exhibit 5 beginning on page 49.

Securities Committee

The members of Securities Committee are:

M. Leanne Lachman (Chair)	Jon A. Boscia
J. Patrick Barrett	Eric G. Johnson

The principal functions of the Securities Committee are to:

•	exercise all the authority of the Board of Directors with respect to the issuance and sale of the securities that may from time to time be offered from the Corporation’s shelf registration statement on file with the Securities and Exchange Commission (the “Shelf Registration Statement”)
•	make all determinations with respect to the terms, conditions and provisions of any securities sold pursuant to the Shelf Registration Statement, provided:
•	such determinations are not inconsistent in any material respect with the general description of such securities in the registration statement, and
•	any sales of Common Stock pursuant to the Shelf Registration Statement are at a price of not less than $20 per share nor more than $125 per share (subject to adjustments as a result of stock splits, stock dividends, recapitalizations or similar transactions with respect to the Common Stock).

The functions of the Securities Committee and the Pricing Committee overlap to a large extent. The Securities Committee must approve each offering of securities from the Shelf Registration Statement and to the extent the Securities Committee exercises authority or makes determinations pursuant to its authority, the Pricing Committee must act consistent with the Securities Committee’s actions. The Securities Committee may establish limits or parameters within which the Pricing Committee must act with respect to any offering. The Pricing Committee will exercise authority and make determinations within limits or parameters, if any, set by the Securities Committee. Because the Pricing Committee

consists of only one member, it normally will be able to move quickly to take advantage of changing market conditions.

Pricing Committee

The Pricing Committee consists of a single member, Jon A. Boscia.

Within limits now or hereafter specified by the Board of Directors and the Pricing Committee, the principal functions of the Pricing Committee are to:

•	determine the pricing of the securities offered from the Shelf Registration Statement (including the interest rate, dividend rate, distribution rate or contract adjustment payments, as applicable, the conversion ratio or settlement rate, as applicable, the price of which such securities will be sold to the underwriters, the underwriting discounts, commissions and reallowances relating thereto and the price at which such securities will be sold to the public), and
•	approve the final form of underwriting agreement, security and other transaction documents relating to the offering and sale of the securities under the Shelf Registration Statement; provided that:

•	such determinations are not inconsistent in any material respect with the general description of such securities in the Shelf Registration Statement, and
•	any sales of Common Stock pursuant to the Shelf Registration Statement are at a price of not less than $20 per share nor more than $125 per share (subject to adjustments as a result of stock splits, stock dividends, recapitalizations or similar transactions with respect to the Common Stock).

ATTENDANCE AT MEETINGS

During 2002, the Board held 5 regularly scheduled meetings and 1 special meeting. In addition, the Audit Committee met 8 times; the Nominating and Governance Committee met 6 times; the Compensation Committee met 5 times; the Development Committee met 4 times and the Securities Committee met 1 time. The Pricing Committee normally takes action by the unanimous written consent of the sole member of that Committee. All directors attended 75% or more of the aggregate meetings of the Board and Board committees that he or she was eligible to attend. The Corporation believes attendance at meetings is only one criterion for judging the contribution of individual directors, and all directors have made substantial and valuable contributions to the management of the Corporation.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The following persons served as members of the Corporation’s Compensation Committee during the 2002 fiscal year: J. Patrick Barrett, Thomas D. Bell, Jr., John G. Drosdick, M. Leanne Lachman, Michael F. Mee and Glenn F. Tilton. No member of the Compensation Committee had an “interlock” reportable under Section 402(j) of Regulation S-K, and no member was an employee, officer or former officer of the Corporation or its subsidiaries.

SECTION 16(a) BENEFICIAL OWNERSHIP

REPORTING COMPLIANCE

Under Section 16(a) of the Exchange Act, the Corporation’s directors, its executive officers (including all Named Executive Officers), and any persons beneficially owning more than ten percent of any class of the Corporation’s equity securities (collectively, “Reporting Persons”) are required to report their initial ownership of such securities (on Form 3) and any subsequent changes in that ownership (on Form 4 or 5) to the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange. Those reports must be filed within a certain time period, and a copy of each report must be sent to the Corporation. Based solely on written representations of the Reporting Persons, and copies of the reports that were filed with the SEC, the Corporation believes that with respect to the fiscal year ended December 31, 2002, all the Reporting Persons compiled with all applicable filing requirements, except that Robert

Dineen, the new president and chief executive officer for Lincoln Financial Advisors, reported the award of 25,000 shares of restricted stock, granted on December 9, 2002 in connection with the commencement of his employment, on December 16, 2002.

EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE REPORT

Responsibilities and Composition of the Compensation Committee

The Corporation’s executive compensation programs are administered by the Compensation Committee (the “Committee”), a committee of the Board of Directors consisting exclusively of Non-Employee Directors. The Committee approves all compensation plans and awards for the Corporation’s executive officers. No Committee member has an interlocking or other relationship that would call into question his or her independence as a Committee member, nor has any Committee member ever served as an officer of the Corporation.

Compensation Philosophy

Compensation of the Company’s executive officers is set at levels intended to:

•	Attract and retain the most talented individuals in the financial services industry; and
•	Make total compensation competitive with selected companies within the Corporation’s market.

To achieve the latter goal, the Committee strives to ensure that total direct compensation will be below average for average or below-average financial performance but will be above average for above-average performance. The market to which the Committee compares compensation of the Company’s executive officers includes selected companies in the financial services industry. General industry comparisons are made for positions not requiring unique knowledge of the financial services industry.

The forms of compensation provided and the mix of those forms are designed to:

•	Maximize the creation of long-term shareholder value. To accomplish this objective, the Committee develops executive compensation policies that are consistent with and linked to the Corporation’s strategic business objectives.
•	Provide a direct link between executive compensation and the Corporation’s financial performance, appropriately balancing the rewards for short-term and long-term performance. Immediate linkage currently takes the form of annual incentive awards that are conditioned on the Corporation’s financial performance and other measures such as sales and net flows in the previous year.
•	Focus management on the long-term interests of the Corporation and its shareholders. This objective is accomplished by establishing three-year performance cycles. Performance measures for the long-term performance cycles are currently linked to total shareholder return, growth in operating income per diluted share and return on equity during the performance cycles, as compared to a designated group of peer companies. Currently, compensation under the long-term incentive cycles may be in the form of cash, stock units, or stock options. The Committee seeks to ensure that short-term gains do not come at the expense of long-term performance. It is the objective of the Committee that the executive officers have at least 50% of their compensation at risk based on long-term performance.

•	Align the continuing financial interests of executive officers with those of shareholders. To achieve this goal, the Corporation requires officers to meet specific share ownership requirements based upon a multiple of their base salary, as set forth below:

Title of Officer	Multiple of Base Salary
Chief Executive Officer	5 times
President	5 times
Executive Vice President or equivalent	3 times
Senior Vice President or equivalent	2 times
Vice President or equivalent	1 time
Below Vice President	0-1 time

In November 2002, the Committee reduced the multiple of base salary applicable to each officer title to the level set forth above, because it believed that the Corporation’s share ownership requirements were higher than those used by other public companies. At the same time, however, the Committee also decided that vested, in-the-money stock options held by an officer will no longer be counted in determining whether share ownership requirements are satisfied. Newly appointed officers have five years, on no less than a pro rata basis, to achieve the applicable multiple. All Named Executive Officers who currently are officers of the Corporation have met or exceeded their share ownership requirements.

Compensation Methodology

Each year the Committee reviews market data and assesses the Corporation’s competitive position in each component of executive compensation, including base salary and incentive compensation. The primary market comparison used by the Committee is a broad-based survey, conducted by a well-known and respected compensation consulting firm, of companies in the financial services industry. Target compensation is based on the average of actual compensation, adjusted to reflect differences in size among these companies.

The principal survey used by the Committee was selected primarily because the companies covered by it operate in businesses similar to the Corporation’s and compete for executives with experience and skills similar to those the Corporation requires. The Committee also considered the technical competence of the survey firm. The Committee also consults several additional broad-based surveys for purposes of verifying the findings of the primary survey and for a broader analysis of trends in executive compensation, including those impacting positions in the Corporation not requiring unique knowledge of the financial services industry. Compensation decisions regarding individual executives are also based on factors such as individual performance, level of responsibility and unique skills.

Compensation Components and Process

The primary components of executive compensation used by the Committee are:

•	Base Pay
•	Incentive Compensation
•	Benefits

These components are discussed below.

Base Pay

The Corporation has established executive base pay “bands” and assigned each executive to a band of compensation based on his or her job responsibilities. The Chief Executive Officer provides compensation recommendations for each executive officer (except the Chief Executive Officer) to the Committee.

Annual base salary is designed to compensate executives for their sustained performance. Salary is based on: (1) market compensation data; (2) individual performance; and (3) increase guidelines approved by the Committee. The Committee approves in advance all salary increases for executive officers. On average, salaries for executive officers for 2002 were projected to be at about the median of the compensation peer group.

Incentive Compensation

Incentive awards comprise the largest portion of total compensation for executive officers. Currently, incentive awards are made to the Corporation’s executive officers under the Amended and Restated Lincoln National Corporation Incentive Compensation Plan (the “ICP”), which was approved by the Corporation’s shareholders on May 15, 1997 and re-approved by shareholders on May 10, 2001. The ICP provides the Committee with the authority to grant annual incentive awards, which represent a conditional right to receive cash, shares or other awards upon achievement of pre-established performance goals during the specified one-year period. Long-term performance awards under the ICP are based upon multiple-year performance cycles established by the Committee. In the case of both annual and long-term incentive awards, the Committee retains discretion, even if the relevant Corporate Performance threshold is achieved, to reduce any award at the end of the relevant one-year period or multiple-year performance cycle below the maximum amount payable, and such awards also may be subject to additional criteria (e.g., continued service requirements).

Prior to the effective date of the ICP, awards were made under the Lincoln National Corporation 1986 Stock Option Incentive Plan (“Stock Option Plan”) and the 1994 Amended and Restated Lincoln National Corporation Executive Value Sharing Plan (the “Value Sharing Plan”). Although those plans have been terminated, awards granted prior to the termination of those plans remain outstanding in accordance with their terms.

Under the ICP, the primary forms of incentives utilized for key executives include stock options, restricted stock or restricted stock units, and cash awards. The Committee also has the flexibility to grant other equity-based awards under the ICP. In any given year, an executive may receive a combination of all or some of these incentives, depending on circumstances such as individual and corporate performance, and the awards may provide for vesting based on continued service and/or the achievement of performance goals. For 2002, approximately eighty-four percent (84%) of the value of the Named Executive Officers’ total compensation was variable (i.e., was tied to the performance of the Corporation and/or its Common Stock).

Payouts under the 2002 ICP annual incentive award were determined by the Committee in March 2003 and are reflected in Table C, Summary Compensation Table on page 32. Performance achievement under the three-year (1998-2000) ICP long-term performance cycle, applicable to the restricted shares previously granted to the Corporation’s executive officers was determined by the Committee in March 2001. These restricted shares will vest only if the relevant executive satisfies the “continued service” requirements that generally lapse after three years. Dividends will be paid to executive officers during the period of “continued service.”

The number of restricted shares held by the Named Executive Officers, including those subject to the “continued service” requirements set forth above, are reflected in Table A Security Ownership of Directors, Nominees and Executive Officers on page 30.

Awards under two-year (2001-2002) and three-year (2001-2003) ICP long-term performance cycles were designated by the Committee in March 2001. Awards under a three-year (2002-2004) ICP long-term performance cycle were designated by the Committee in March 2002 and are reflected in Table D, Long Term Incentive Plans – Awards in the Last Fiscal Year on page 34. These awards are in the form of conditional rights to receive cash or stock upon the achievement of pre-established performance goals during the performance cycle periods (based upon the Corporation’s total shareholder return, growth in operating income per diluted share and return on equity during the cycle, as compared to a designated group of peer companies). The designation of the two-year (2001-2002) ICP long-term performance cycle was intended as a transition to a program of annually designated overlapping three-year performance cycles. Payouts under the two-year (2001-2002) ICP performance cycle were determined by the Committee in March 2003 and are reflected in Table C, Summary Compensation Table on page 32.

Awards under a three-year (2003-2005) ICP long-term performance cycle were designated by the Committee in March 2003. These Awards are substantially similar to those made with respect to the previous long-term performance cycles. With respect to the Awards under the (2003-2005) ICP long-term performance cycle, however, eligible executives were provided with an election to receive cash, performance share units (which represent the right to receive payment in the form of stock if the performance goals are satisfied), stock options or a combination thereof upon the satisfaction of the performance goals. A target value for each executive was established, and the number of stock options or performance share units, respectively, that an executive could elect to receive was based on the Black-Scholes value of the stock options or the market value of the Corporation’s shares as of the date the Awards were designated. If the Corporation achieves the “target” level of financial performance established for these awards, an executive electing payment solely in stock options receives stock options having a Black-Scholes value equal to 100% of the target amount, while an executive electing payment solely in performance share units receives units payable in stock having a value equal to 80% of the target amount and an executive electing payment solely in cash receives cash equal to 67% of the target amount. Various combinations of stock options, performance share units and cash were permitted to be elected, with the value of each combined award relative to the “target” amount being adjusted according to the relative percentage of the forms of payment comprising the award. The Awards actually made for the 2003-2005 long-term performance cycle will be reported in the 2004 proxy.

The Corporation’s long-term incentive programs are designed to reward management for consistently high financial performance relative to peers. Performance measures for long-term incentive cycles beginning in 2001 and running through 2005 are total shareholder return, growth in operating income per diluted share and return on equity. Peer companies used for these relative performance measures are selected with a view toward picking companies that represent the strongest performers in the markets in which the Corporation competes. Consistent with this philosophy, appropriate changes in the peer group for the Corporation’s long-term incentive programs will occasionally be necessary to reflect current competitive conditions. Based upon current conditions, the Corporation anticipates that peer company comparisons for these long-term incentive programs will include: AmerUs Group Co., Hartford Financial Services Group, Inc., Jefferson Pilot Corporation, John Hancock Financial Services, Inc., MetLife, Inc., Manulife Financial Corporation, MONY Group, Inc., Nationwide Financial Services, Inc., Principal Financial Group, Inc., Prudential Financial, Inc. and Sun Life Financial Services CDA, Inc.

Stock Options:    Stock option grants provide the opportunity to purchase shares of the Corporation’s Common Stock at Fair Market Value (the average of the high and low trading prices on the day preceding the date of the grant). The objective of these grants is to increase the executive officers’ equity interest in the Corporation and to allow them to share in the appreciation of the Corporation’s Common Stock. Stock options have value for the executive officers only if the stock price appreciates in value from the date the options are granted. Before 2003, the Committee granted stock options each year to executive officers, and these options typically became exercisable in four equal annual installments beginning on the first anniversary of the grant and have a ten-year term. For 2003 and later years, stock options will, as described above, be included as a distribution choice for the revised long term incentive cycles, and those options will only become exercisable if the performance goals established by the Committee are satisfied. Option grants are for shares of Common Stock authorized under shareholder-approved plans. Executives are encouraged to hold shares received upon the exercise of the options, linking their interests to those of shareholders.

In granting stock options to executive officers prior to 2003, including the Named Executive Officers, the Committee took into account the executive’s level of responsibility, individual contribution and appropriate total compensation relative to the market. In addition, the Committee took into account the Chief Executive Officer’s award recommendation for the Named Executive Officers. The Committee considers the amounts and terms of option grants as an important component in designing a competitive total compensation package.

Restricted Stock:    Awards of shares of restricted stock typically are restricted from sale or trade for three years after the grant, or in the case of those granted under the three-year (1998-2000) ICP Performance Cycle, for three years after the end of the performance cycle, except in certain situations relating to retirement (with Committee consent), death, disability, termination without cause, or change of control of the Corporation. Executives may vote the shares during the period that the shares are issued but restricted and are generally paid dividends on the shares or compensated for dividends that would have been paid if the shares had not been restricted. The Committee may impose additional restrictions (in addition to lapse of time) on the vesting of restricted stock awards.

Stock Units:    Stock units are a form of deferred compensation, the value of which mirrors the value of a corresponding number of shares of Common Stock. Stock units may be awarded as “restricted” stock units, similar to restricted stock awards. The “restrictions” on restricted stock units typically lapse three years from the date of grant. Stock units and restricted stock units have no voting rights and dividend equivalents are converted to additional stock units. As with restricted stock awards, the Committee may impose restrictions in addition to, or in lieu of, lapse of time on the vesting of restricted stock units. Stock units with only performance-based vesting are known as performance share units and were described above in the discussion of the 2003-2005 ICP long-term performance cycle.

Other Awards:    The Committee also has the flexibility to grant other awards under the ICP, including bonus stock, stock appreciation rights (or “SARs”), convertible securities and cash awards.

Benefits

Benefits offered to key executives are largely those that are offered to the general employee population (with some variation, largely to promote tax efficiency and replacement of benefit opportunities lost due to regulatory limits). In general, these benefits provide a safety net for protection against the financial catastrophes that can result from illness, disability or death.

2002 Compensation for the Chief Executive Officer

The total salary for the Corporation’s Chief Executive Officer, Jon A. Boscia, for 2002 was $850,000. In March of 2003, Mr. Boscia received an ICP annual incentive award of $1,934,855 and an award of $1,150,659 with respect to the two-year (2001-2002) ICP long-term performance cycle. In making decisions with respect to 2002 compensation for Mr. Boscia and his March 2003 ICP awards, the Committee reviewed the Corporation’s financial results. Mr. Boscia’s ICP annual incentive award and long-term performance cycle award were reduced from amounts paid in 2002 (for 2001), respectively, of $2,100,000 and $2,339,332, to reflect, mainly, the Corporation’s reduced earnings. This earnings reduction was largely the result of a declining stock market. The Committee noted achievements accomplished in a continuing difficult economic environment, particularly, the Corporation’s growth in net flows in all key business segments on an absolute basis. The Committee also noted the gain in market share achieved in its principal business lines. Improving premiums, deposits, net flows and market share bode well for future earnings. The Committee also reviewed key strategic actions taken to strengthen the Corporation for the future, noting the excellent progress continuing to be made in talent development, brand awareness, e-business and product development . Other strategic actions included distribution expansion, expense reduction and a new long-term incentive program.

Impact of Tax Deduction Limitations on Executive Compensation

The Committee is responsible for addressing tax deduction limitations which make “non-performance-based” compensation to certain executives of the Corporation in excess of $1,000,000 nondeductible to the Corporation. To qualify as “performance-based” compensation, payments must be based on achieving objective performance goals established under a plan that is administered by a committee of “outside directors.” In addition, the material terms of the plan must be disclosed to and approved by shareholders and the Committee must certify that the performance goals were achieved before payments may be made.

The Committee has taken several steps to minimize the effect of these tax deduction limits on the Corporation’s deduction for compensation to be paid to the Named Executive Officers listed on the Summary Compensation Table. The Stock Option Plan was amended to place maximums on the number of stock options awarded to any officer, the Value Sharing Plan was approved by shareholders in 1994, and the successor ICP was approved by shareholders in 1997 and re-approved by shareholders in 2001. Stock options awarded under the Stock Option Plan, awards paid under the amended Value Sharing Plan, and amounts awarded pursuant to the ICP have generally been designed as performance-based compensation not subject to the $1,000,000 limit. In addition, for Value Sharing Plan performance cycles that began before 1994, certain officers received awards in the form of restricted stock units under a deferred compensation arrangement designed to assure deductibility by the Corporation. Currently the maximum annual incentive and long-term performance awards for the Named Executive Officers are limited to specified percentages of the Corporation’s income from operations.

Although the plans referenced above satisfy the requirements for payments to be deductible, the Committee may make payments of compensation to executives that are not deductible in order to recognize exceptional service or to correct below market compensation. Should compliance with the $1,000,000 limit conflict with the Committee’s compensation philosophy, the Committee will act in the manner it perceives to be in the best interests of shareholders. The Committee continues to monitor the level of compensation paid to executive officers in order to take any steps which may be appropriate to comply with applicable tax deduction limitations relating to executive compensation.

Conclusion

Executive compensation is designed to be linked to, and commensurate with, the Corporation’s performance. The Committee believes that the Corporation’s performance validates the success of its compensation philosophy and that its executive compensation policies and programs serve the best interests of the Corporation and its shareholders.1

Thomas D. Bell, Jr., Chair

John G. Drosdick

M. Leanne Lachman

Michael F. Mee

Glenn F. Tilton

SUMMARY ANNUAL AND LONG-TERM COMPENSATION

The Corporation’s compensation program for executive officers for the fiscal year ended December 31, 2002 consisted primarily of salaries, bonuses, and other compensation. Table C on page 32 includes information concerning the annual compensation for services in all capacities to the Corporation and its subsidiaries for the fiscal years ended December 31, 2002, 2001, and 2000 of the Corporation’s Named Executive Officers. Under SEC rules, the “Named Executive Officers” include:

•	each person who acted as the Corporation’s chief executive officer at any time during 2002,

•	the four other most highly compensated executive officers employed by the Corporation (or its subsidiaries) on December 31, 2002, and

•	up to two additional executive officers who would have been required to be listed in the Summary Compensation Table had they been employed by the Corporation (or its subsidiaries) on December 31, 2002.

1Pursuant to item 402(a)(9) of Regulation S-K promulgated by the Securities and Exchange Commission (“SEC”), the “Compensation Committee Report” shall not be deemed to be filed with the SEC for purposes of the Securities Exchange Act of 1934 nor shall such report or such material deemed to be incorporated by reference in any past or future filing by the Corporation under the Securities Exchange Act of 1934 or the Securities Act of 1933, as amended.

LONG-TERM INCENTIVE PLAN AWARDS

Set forth in Table D on page 34 is information regarding awards made in 2002 under the Corporation’s long-term incentive compensation plans

STOCK OPTION PLANS

Set forth in Table E on page 35 is information on grants of stock options pursuant to the ICP during fiscal year 2002 to the Named Executive Officers. No stock appreciation rights were granted to the Named Executive Officers during fiscal 2002.

OPTION EXERCISES AND FISCAL YEAR-END VALUES

Table F on page 36 includes information with respect to option exercises in fiscal year 2002 and unexercised options to purchase the Corporation’s Common Stock granted to the Named Executive Officers through fiscal year 2002 under the ICP and in prior years under the Stock Option Plan.

RETIREMENT PLANS

Effective January 2002, the Corporation changed its pension plan by replacing the existing final pay plan with an account based plan. In connection with the change certain transition rules apply. A discussion of the new account based plan, as well as the estimated annual retirement benefits that may be payable on a straight life annuity basis to participants under the transition rules are set forth in Table G on page 37.

SUPPLEMENTAL RETIREMENT ARRANGEMENTS

Certain officers of the Corporation and its subsidiaries, including all the Named Executive Officers, (“Participating Executives”) have entered into salary continuation agreements under the terms of the Salary Continuation Plan for Executives of Lincoln National Corporation and Affiliates (“Salary Continuation Plan”). Participation of a Participating Executive in the Salary Continuation Plan and accrual of benefits continues until the earlier of the date that the Chief Executive Officer of the Corporation determines the Participating Executive to be no longer eligible to participate or the date the Participating Executive terminates employment. Under the Salary Continuation Plan, the amount each Participating Executive is entitled to receive upon retirement is 2% of his or her final monthly compensation multiplied by the number of years the agreement has been in effect (up to a maximum of 10% of final monthly salary), so long as the Participating Executive agrees to an exclusive consulting arrangement with the Corporation until the earlier of the waiver of such arrangement or attainment of age 65. This amount will be paid in the form of a 120-month certain and life annuity. Actuarially reduced benefits will be paid upon retirement of a Participating Executive at or after age 55, but prior to age 65. In the event of death prior to retirement, a designated beneficiary of a Participating Executive who was participating in the Salary Continuation Plan on December 31, 1991, will receive annual payments each equal to 25% of the Participating Executive’s final annual salary until the later of the date on which the Participating Executive would have attained age 65 or the date on which a minimum of ten payments have been made. For a Participating Executive whose participation in the Salary Continuation Plan commenced after December 31, 1991, and whose beneficiary is entitled to a survivor benefit under the Corporation’s Employee’s Retirement Plan, a monthly survivor benefit, equal to the benefit that would have been payable under the Salary Continuation Plan to the Participating Executive, based upon his or her status immediately prior to death as either a continuing or former employee, determined as of the later of the Participating Executive’s date of death or 55th birthday, will be payable to the beneficiary for a period of 120 months. Neither a Participating Executive nor his or her beneficiary will be entitled to any benefits under the Salary Continuation Plan if the Participating Executive voluntarily terminates his or her employment prior to attaining age 55; except that in the event of a change in control of the Corporation, as defined in the Severance Plan (discussed below), and a subsequent voluntary or involuntary termination of the Participating Executive’s employment within two years of the change in control, he or she will be treated as continuing employment with the Corporation and its affiliates until age 65 at which time benefits will begin. The Salary Continuation Plan caps compensation used to determine benefits at the greater of $200,000 or the annual base compensation in effect on December 31, 1991 for executives participating on that date.

CHANGE-IN-CONTROL ARRANGEMENTS

Recognizing that an unforeseen change of control is unsettling to the Corporation’s key executives, the Board adopted the Lincoln National Corporation Executives’ Severance Benefit Plan (the “Severance Plan”). The objectives of the Severance Plan are to:

•	attract certain qualified executives and encourage their continued employment in the face of an actual or threatened change of control
•	enable such executives to help the Board assess any proposed change of control of the Corporation and advise the Board regarding whether such proposal is in the best interests of the Corporation, its shareholders, and the policyholders and customers of its affiliates without being unduly influenced by the uncertainty of continued employment
•	demonstrate to those executives the Corporation’s desire to treat them fairly
•	provide those executives with compensation and benefits upon a change of control which are designed to ensure that expectations of the executives will be satisfied

Executives eligible for participation in the Severance Plan (“Eligible Executives”) are the members of the Corporation’s Senior Management Committee and other employees as determined by the Compensation Committee. All Named Executive Officers were Eligible Executives during 2002. Pursuant to the Severance Plan, the Corporation may enter into agreements (which are not employment agreements) with Eligible Executives to provide severance benefits in the event that, in anticipation of or within three years after a change of control of the Corporation has occurred (i) the Corporation or a successor entity terminates their employment for any reason other than cause, death or disability, or (ii) the Eligible Executive terminates employment for good reason, such as a change in the Eligible Executive’s responsibilities, a reduction in salary or benefits, or relocation. Any termination of employment by the Chief Executive Officer during such three-year period is deemed to be for good reason under the Severance Plan.

The benefit to which an Eligible Executive would be entitled under the terms of the Severance Plan is: (1) for the Chief Executive Officer, an amount equal to three (3) times the Chief Executive Officer’s highest annual base salary during the twelve (12) month period immediately preceding the date of termination of employment, plus three (3) times the target bonus for which the Chief Executive Officer was eligible during the calendar year in which the Chief Executive Officer’s employment terminated and (2) for all other Eligible Executives, an amount equal to two (2) times the highest annual base salary during the twelve (12) month period immediately preceding the executive’s termination of employment, plus two (2) times the target bonus for which the executive was eligible during the calendar year in which the executive’s employment terminated. In addition, an Eligible Executive would be entitled to benefits such as a reimbursement for COBRA premiums paid for the continuation of coverage under the Corporation’s benefit plans and additional credited service for retiree medical and dental coverage, immediate and 100% vesting in all retirement benefits and an additional benefit accrual based on the amount of the severance benefit paid under the Severance Plan, payments with respect to incentive plans, immediate and 100% vesting of restricted stock and stock options and outplacement services. The Eligible Executive would also be entitled to an after tax payment (“Gross-Up”) to cover any excise tax and related assessments, but not regular income taxes, on amounts deemed to be “excess parachute payments” under the Internal Revenue Code of 1986, as amended (“Code”) (i.e., a lump sum payment in an amount sufficient, after the payment of all taxes on the lump-sum payment itself, to pay the excise tax and related assessments, if any, to which the executive becomes subject as a result of receiving the change-of-control payments), unless it is determined that the payments otherwise payable would not be subject to the excise tax, if such payments were reduced by an amount that is less than ten (10) percent of the portion of the payments that would be treated as “parachute payments” under the Code, in which case the amounts payable to the Eligible Executive under the Severance Plan will be reduced to the maximum amount that could be paid without giving rise to the excise tax. The Corporation must also reimburse an

Eligible Executive for legal fees and expenses incurred by the Eligible Executive relating to enforcing the Corporation’s obligations under the Severance Plan, unless a court determines that the position taken by the Eligible Executive was frivolous or in bad faith. The Severance Plan supplements and does not supersede other plans, contracts of employment, or other arrangements which Eligible Executives may have with the Corporation or its affiliates.

EMPLOYMENT CONTRACTS

The Corporation has no employment agreement with any Named Executive Officer. Mr. Vaughan has a severance agreement which provides that from June 18, 1996 until the first month following his 55th birthday, if his employment is involuntarily terminated by the Corporation, he will be entitled to one year of severance payments at his then base salary. This arrangement does not apply to voluntary termination or if termination is for cause. In connection with Mr. Stensrud’s employment, the Corporation has agreed that if Mr. Stensrud’s employment is terminated by the Corporation for reasons other than cause, or if there is a substantial diminution of his responsibilities resulting in his leaving the Corporation, he will receive severance in the amount of one year’s base salary and a pro-rata bonus payment. In addition, his grants of 10,000 restricted shares (given as a sign-on bonus), 6,770 restricted shares under the 1998-2000 long-term performance cycle and any of the 75,000 stock options (granted June 30, 2000) that are not vested, will immediately vest.

COMPENSATION OF DIRECTORS

Compensation Philosophy

The Board considers a variety of outside sources (e.g., comparisons with peer companies and third party studies on director compensation) when determining the levels and types of compensation to be paid to directors. Of particular relevance, the Board endorses each of the six “Best Practices” recommended in the Report of the Blue Ribbon Commission on Director Compensation of the National Association of Corporate Directors. Consistent with those practices, the Board adheres to the following guidelines in establishing director compensation:

•	a substantial portion of each director’s compensation is paid in LNC Common Stock or stock units

•	in order to avoid the appearance of employee-like tenure or compromised independence, generally directors are not eligible for defined benefit pensions

•	directors are expected to achieve stock ownership of at least 5 times their annual retainer within 5 years of election to the Board

LNC pays retainer and meeting fees to Non-Employee Directors. Non-Employee Directors are also eligible to receive bonus awards and service awards or certain other retirement benefits. The Board believes that the fees of Non-Employee Directors are comparable to the fees paid to directors of similar companies.

Retainer and Meeting Fees

The Corporation pays retainer fees under the Lincoln National Corporation 1993 Stock Plan for Non-Employee Directors (the “Stock Plan”). Under the Stock Plan, the Corporation pays each Non-Employee Director an annual retainer of $55,000 ($18,000 in cash and $37,000 in LNC restricted stock). If a Non-Employee Director is elected to a new three-year term, the Corporation pays that director an additional $10,000 in restricted stock (rounded up to the nearest whole share). The restrictions on shares awarded under the Stock Plan will lapse on the earliest of the Non-Employee Director’s death, disability, retirement from the Board at age 70 or, if specifically approved by the Board, other events of resignation or retirement from the Board. Under the Stock Plan, the Corporation has authorized the granting of 3,000 stock options per year to each Non-Employee Director through July 1, 2004.

In addition to the retainer fee, the Corporation paid each Non-Employee Director $1,100 for each Board and Board committee meeting he or she attended during 2002. Committee chairpersons received an additional annual fee of $5,000 for their services. The Corporation also reimburses directors (and sometimes their spouses) for the reasonable travel expenses they incur when attending Board and Board committee meetings. In May 2002, John M. Pietruski was re-designated the “lead director” of the independent directors and compensated an additional $5,000 for his services in that regard for the period May 2002 to May 2003.

Non-Employee Directors may defer the cash portion of their annual retainer and fees in stock units, as provided in the Stock Plan. When a director retires, he or she can receive the value of those units in LNC Common Stock or in cash, either in a lump sum payment or in annual installments over a period of up to fifteen years.

Bonus Awards, Service Awards and Other Benefits

Non-Employee Directors are eligible to receive Bonus Awards, Service Awards, and certain other benefits under the LNC Directors’ Value Sharing Plan (the “DVSP”).

Bonus Awards.    In addition to annual retainer fees and meeting fees, the Non-Employee Directors participate in the DVSP. The DVSP effectively aligns the criteria used for Director’s compensation with the criteria applicable to the compensation of the Corporation’s executives by mirroring the long-term incentive cycles and goals under the ICP. A two-year (2001-2002) cycle has been completed and awards determined based upon the performance goals achieved. In addition to the previously designated three-year, (2001-2003) and (2002-2004), overlapping long-term performance cycles, a new three-year (2003-2005) overlapping long-term performance cycle and performance goals that mirror the cycle and goals established for the executives’ plan were designated in March 2003.

Service Awards.    Except as discussed below under “Retirement Benefits,” each Non-Employee Director receives a quarterly Service Award in the form of LNC stock units (up to a maximum of 40 Service Awards). As with Bonus Awards, Service Awards are credited to a non-qualified deferred compensation account established for each Non-Employee Director. Service Awards are based upon a formula that takes into account the Non-Employee Director’s age upon election to the Board, the annual retainer and an assumed minimum return on LNC Common Stock.

Certain Death Benefits.    If a Non-Employee Director was a director on January 1, 1996, he or she could choose either to receive Service Awards under the DVSP or to continue participating in the Retirement Plan (described below). However, if a Non-Employee Director has elected to receive Service Awards, but dies prior to retirement from the Board, the value of his or her Service Award account will not be less than the lump sum death benefit that would have been payable under the Retirement Plan.

Retirement Benefits

Non-Employee Directors who were directors on January 1, 1996 and did not elect to receive Service Awards under the DVSP continue to be eligible for retirement benefits under the Retirement Plan. The annual benefit payable to a Non-Employee Director under the Retirement Plan is 0.833% of the director’s retainer during the last year he or she was a director, multiplied by the number of months he or she served on the Board (up to a maximum of 120 months). A director may receive his or her retirement benefit under the Retirement Plan either in a single lump sum or in monthly payments beginning at the later of retirement from the LNC Board or age 65. If the director dies prior to the date retirement benefits start, the death benefit will be paid to his or her beneficiary. Only one director participates in the Retirement Plan. Non-Employee Directors who were first elected to the Board after January 1, 1996 have no right to retirement benefits other than Service Awards, as discussed above.

Fees Payable to Independent Auditors

Below are fees incurred by LNC and its affiliates for fiscal year 2002 professional services provided by Ernst & Young LLP (“E&Y”), LNC’s independent auditors.

Audit Fees–Fees for the annual audit and interim reviews of the consolidated financial statements of LNC for fiscal year 2002 were $2,520,546 (31.00% of total E&Y fees).

Financial Information Systems Design and Implementation Fees–No fees were incurred for Financial Information Systems Design and Implementation for fiscal year 2002.

All Other Fees–Fees for the “All Other” category were $5,610,877 (69.00% of total E&Y fees) and consisted of: (1) $5,553,717 (68.05% of total E&Y fees) for audit related services, primarily audits of financial statements of subsidiaries and other affiliated entities that are required by law, (e.g., audits of financial statements of insurance companies, separate accounts, pension plans, investment companies, investment advisors and broker-dealers) and includes $1,067,924 (13.13% of total E&Y fees) for internal audit services related to information technology and (2) $77,160 (1.00% of total E&Y fees) for all other non-audit fees, consisting principally of tax compliance and advisory services.

The Audit Committee of the Board has considered whether the provision of services covered by the above SEC-defined service fee categories, “Financial Information Systems Design and Implementation Fees” and “All Other Fees,” is compatible with maintaining E&Y’s independence.

AUDIT COMMITTEE MATTERS

GENERAL

The Corporation’s securities are listed on the New York Stock Exchange (the “NYSE”) and are governed by its listing standards. All the members of the Audit Committee are independent, as independence for audit committee members is defined in the NYSE listing standards. The Board has determined that J. Patrick Barrett, the chairman of the Audit Committee, is an audit committee financial expert as defined by applicable rules of the Securities and Exchange Commission. In addition, the Board has determined that LNC has other Audit Committee members who qualify as audit committee financial experts. The Board has adopted a written charter for the Audit Committee, a copy of which is attached hereto as Exhibit 3 beginning on page 41.

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed with management the audited financial statements for the fiscal year ended December 31, 2002. The Audit Committee has also discussed with the Corporation’s independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees. Additionally, the Audit Committee has received the written disclosures and representations from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent auditors the independent auditor’s independence.

Based upon the review and discussions referred to in this report, the Audit Committee recommended to the Board that the audited financial statements for the fiscal year ended December 31, 2002 be included in the Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002 for filing with the SEC.2

J. Patrick Barrett, Chair

William J. Avery

Jenne K. Britell

John G. Drosdick

Michael F. Mee

Glenn F. Tilton

2. Pursuant to Item 306(c) of Regulation S-K and Item 7(e)(3)(v) of Schedule 14A promulgated by the SEC, the information included under “Audit Committee Matters,” including the Audit Committee Report, shall not be deemed to be “soliciting material” or to be “filed” with the SEC, except to the extent the Corporation specifically requests that such information be treated as soliciting material or specifically incorporates such information by reference into a document filed with the SEC under the Exchange Act or under the Securities Act of 1933, as amended.

COMPARISON OF FIVE-YEAR

CUMULATIVE TOTAL RETURN

The graph set forth below shows a five-year comparison of the yearly performance of the Corporation’s cumulative total shareholder return (change in the year-end stock price plus reinvested dividends), based on a hypothetical investment of $100, with the S&P 500 Composite Index and the S&P Life/Health Index. Returns of the S&P Life/Health Index have been weighted according to their respective aggregate market capitalization at the beginning of each period shown on the graph.

The Performance Graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Corporation specifically incorporates this graph by reference, and shall not otherwise be deemed filed under such Acts.

There can be no assurance that the Corporation’s stock performance will continue into the future with the same or similar trends depicted in the preceding graph. The Corporation will not make or endorse any predictions as to future stock performance.

GENERAL

RELATIONSHIP WITH INDEPENDENT AUDITORS

Ernst & Young LLP has been selected by the Board to be the independent auditors to audit the consolidated financial statements of the Corporation for fiscal year 2003. The Corporation has engaged this firm and its predecessors in that capacity continuously since January 17, 1968. Fees paid to Ernst & Young LLP during 2002 are disclosed above under “Fees Paid to Independent Auditors.” Representatives of Ernst & Young LLP will be present at the Annual Meeting, will be given an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions relating to the audit of the Corporation’s 2002 consolidated financial statements.

SHAREHOLDER PROPOSALS

To Be Included in the Corporation’s Proxy Materials

Any shareholder proposals intended to be considered for inclusion in the proxy materials for the Corporation’s 2004 annual meeting of shareholders must be received by the Corporation no later than November 24, 2003. All such proposals should be sent to the Secretary of the Corporation.

To Be Presented In-Person at Shareholder Meetings

Shareholders wishing to propose matters for consideration at a meeting of shareholders or to propose nominees for election as directors must follow the procedures contained in the Corporation’s Bylaws. Such procedures include giving notice to the Secretary of the Corporation at least 90 and not more than 120 days prior to the first anniversary date of the annual meeting for the preceding year. However, if and only if the annual meeting is not scheduled to be held within a period that commences thirty (30) days before such anniversary date and end thirty (30) days after such anniversary date (an annual meeting date outside such period being referred to herein as an “Other Annual Meeting Date”), such shareholder notice shall be given by the close of business on the later of (i) the date ninety days prior to such Other Annual Meeting Date or (ii) the tenth day following the date such Other Annual Meeting Date is first publicly announced or disclosed. Based on the Annual Meeting Date of May 8, 2003, such notice to be considered timely received for the 2004 annual meeting of shareholders must be received on or after January 9, 2004 and on or before February 8, 2004. That notice must include:

•	the name and address of the proposing shareholder (as it appears on the Corporation’s stock records)

•	a brief description of the business desired to be brought before the meeting

•	the class and number of shares of the Corporation which are beneficially owned by the proposing shareholder

•	a description of any interest of such proposing shareholder in the business proposed

There are additional requirements, which may be applicable. The applicable bylaw requirements are set forth in Exhibit 1 on page 39.

In the case of a shareholder-proposed nominee for director, the required notice, in addition to meeting the above notice requirements, must also contain as to each such person:

•	the name, age, business address and residence address of such person

•	the principal occupation or employment of such person

•	the class and number of shares of the Corporation which are beneficially owned by such person

•	any other information relating to such person that is required to be disclosed in solicitation of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the

Exchange Act (including without limitation such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected)

•	the qualifications of the nominee to serve as a director of the Corporation

The applicable Bylaw requirements regarding shareholder proposed nominees is set forth in Exhibit 2 on page 40.

In the event any such matter is not brought before the meeting in accordance with the Corporation’s Bylaws, the individuals identified on the proxy card may, if the matter will be voted on, vote the shares represented by proxies in their discretion in the manner they believe to be in the best interests of the Corporation. However, the person presiding at a meeting of shareholders (the chairman) is authorized by the Bylaws, if the facts warrant, to determine that the proposed business was not properly brought before the meeting, or was not lawful or appropriate for consideration at the meeting or that a nomination for director was not properly made. Upon a declaration of such determination by the chairman, the proposed business shall not be transacted or the defective nomination shall be disregarded, as the case may be. There are additional requirements which may be applicable.

2003 Shareholder Proposals

One shareholder proposal was received for the 2003 Annual Meeting. Such proposal was, however, withdrawn by the proponent. To the extent permissible, your proxy will be voted in the discretion of the proxy holders with respect to each matter properly brought before the meeting that has not been enumerated in this Proxy Statement or for which no specific direction was given on the proxy card.

ANNUAL REPORT

The Corporation’s Annual Report to Shareholders for the fiscal year 2002 (which includes a copy of LNC’s Form 10-K for 2002) is being mailed simultaneously with this proxy statement (in the same envelope) to shareholders of record at the relevant addresses appearing on the Corporation’s stock books. In addition, a printed copy of the Annual Report on Form 10-K will be provided on written request and without charge to any shareholder requesting it. Write to Corporate Secretary, Lincoln National Corporation, 1500 Market Street, Suite 3900, Centre Square West, Philadelphia, Pennsylvania 19102-2112. In addition, you can access that report and other reports of the Corporation on the SEC’s website at www.sec.gov and on the Corporation’s website at www.lfg.com.

For the Board of Directors,

C. Suzanne Womack, Secretary

March 31, 2003

TABLE A

SECURITY OWNERSHIP OF DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS

NAME	AMOUNT OF LNC COMMON STOCK AND NATURE OF BENEFICIAL OWNERSHIP[1]	LNC STOCK UNITS	TOTAL OF LNC COMMON STOCK AND STOCK UNITS
William J. Avery	3,134	1,216	4,350
J. Patrick Barrett	20,576	21,782	42,358
Thomas D. Bell, Jr.	10,976	6,574	17,550
Jon A. Boscia	1,130,294	36,217	1,166,511
Jenne K. Britell	3,552	3,022	6,574
John G. Drosdick	4,874	4,613	9,487
John H. Gotta	163,316	2,888	166,204
Eric G. Johnson	6,809	8,329	15,138
M. Leanne Lachman	11,299	20,636	31,935
Michael F. Mee	2,560	2,611	5,171
John M. Pietruski	13,582	13,185	26,767
Ron J. Ponder	5,517	5,924	11,441
Jill S. Ruckelshaus	13,299	3,590	16,889
Lorry J. Stensrud	75,593	22,608	98,201
Westley V. Thompson	105,722	15,796	121,518
Glenn F. Tilton	3,196	1,345	4,541
Richard C. Vaughan	407,229	43,463	450,692
Directors and Executive Officers as a group—28 persons	3,079,782	338,685	3,418,467

1  Each of these amounts represents less than 1% of the outstanding shares of the Corporation’s Common Stock as of March 1, 2003. As to shares beneficially owned, each person has sole voting and investment power except that the following person shares voting and investment power with another person as to the number of shares indicated: Mr. Boscia, 29,302 shares and Mr. Gotta, 2,655 shares. The number of shares which each person named in this table has a right to acquire pursuant to Rule 13d-3(d)(1) is as follows: Mr. Avery, 0 shares; Mr. Barrett, 2,250 shares; Mr. Bell, 2,250 shares; Mr. Boscia, 917,000 shares; Ms. Britell, 750 shares; Mr. Drosdick, 2,250 shares; Mr. Gotta, 134,300 shares; Mr. Johnson, 2,250 shares; Ms. Lachman, 2,250 shares; Mr. Mee, 750 shares; Mr. Pietruski, 2,250 shares; Mr. Ponder, 2,250 shares; Ms. Ruckelshaus, 2,250 shares; Mr. Stensrud, 72,000 shares; Mr. Thompson, 101,700 shares; Mr. Tilton, 750 shares; and Mr. Vaughan, 346,000 shares. In addition, the following persons have sole voting power (and no investment power) as to the number of shares indicated: Mr. Avery, 1,134 shares; Mr. Barrett, 7,326 shares; Mr. Bell, 7,326 shares; Mr. Boscia, 108,056 shares; Ms. Britell, 1,802 shares; Mr. Drosdick, 2,624 shares; Mr. Gotta, 21,022 shares; Mr. Johnson, 4,559 shares; Ms. Lachman, 7,049 shares; Mr. Mee, 1,810 shares; Mr. Pietruski, 7,332 shares; Mr. Ponder, 3,267 shares; Ms. Ruckelshaus, 7,049 shares; Mr. Tilton, 1,271 shares; and Mr. Vaughan, 38,900 shares. In addition, the shares listed above include certain shares over which the individual exercises no formal voting or investment power: Mr. Boscia, 36,804 shares and Mr. Vaughan, 5,702 shares.

TABLE B

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
Common	Capital Research and Management Company 333 South Hope Street Los Angeles, CA 90071	16,556,100 shares[1] [sole dispositive power – 16,556,100 shares; sole voting power – 0 shares]	9.3%

Common	Washington Mutual Investors Fund, Inc. 1101 Vermont Ave. N.W. Washington, D.C. 20005	9,154,800 shares[1] [sole dispositive power – 0 shares sole voting power – 9,154,800 shares]	5.2%

The information set forth in this Table is based solely on a review by the Corporation of the filings of Schedules 13G and D filed with the Securities and Exchange Commission and provided to the Corporation by the above named beneficial owners. Information regarding the amount and nature of beneficial ownership is to the best of the Corporation’s knowledge as of February 20, 2003. The percentages, however, have been calculated by the Corporation as of the record date, February 21, 2003.

1Capital Research and Management Company (Capital Research) is the investment adviser to Washington Mutual Investors Fund, Inc. (Washington Mutual). The shares beneficially owned by Capital Research include the shares beneficially owned by Washington Mutual, as well as certain other shares that are beneficially owned by Capital Research, but not by Washington Mutual.

TABLE C

SUMMARY COMPENSATION TABLE
		ANNUAL COMPENSATION			LONG-TERM COMPENSATION
					AWARDS		PAYOUT
(a)	b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
NAME AND PRINCIPAL POSITION	YEAR	SALARY ($)	BONUS[1] ($)	OTHER ANNUAL COMPEN- SATION[2] ($)	RESTRICTED STOCK AWARDS[3] ($)	SECURITIES UNDERLYING OPTIONS/ SARs[4] (#)	LTP PAYOUT(S) ($)[5,6]	ALL OTHER COMPEN- SATION[7] ($)
JON A. BOSCIA Chairman and CEO of LNC	2002 2001 2000	850,000 850,000 750,000	1,934,855 2,100,000 3,500,000	-0- -0- -0-	-0- -0- -0-	207,964 188,497 300,000	1,150,659 2,339,332 4,697,691	60,030 210,941 68,469

RICHARD C. VAUGHAN Executive Vice President and CFO of LNC	2002 2001 2000	515,000 515,000 496,000	703,832 666,171 882,841	-0- -0- -0-	-0- -0- -0-	50,000 53,000 100,000	331,858 675,420 1,717,041	44,251 84,702 61,949

JOHN H. GOTTA Executive Vice President of The Lincoln National Life Insurance Company	2002 2001 2000	400,000 400,000 371,347	822,857 310,935 720,638	-0- -0- -0-	-0- -0- -0-	55,000 50,000 70,000	257,600 524,683 934,996	19,634 46,827 7,009

LORRY J. STENSRUD[8] Executive Vice President of The Lincoln National Life Insurance Company	2002 2001 2000	425,000 425,000 220,000	402,956 721,833 302,869	-0- -0- N/A	-0- -0- 361,562	50,000 44,000 75,000	274,029 556,570 300,108	70,598 38,661 1,154

WESTLEY V. THOMPSON President and CEO, Lincoln Financial Distributors	2002 2001 2000	325,000 325,000 312,500	492,792 348,824 451,795	8,374 -0- -0-	-0- -0- -0-	20,000 23,000 60,000	146,543 298,576 695,365	17,200 17,200 17,141

1  Includes annual incentive awards for 2002, 2001 and 2000 awarded under the Amended and Restated Lincoln National Corporation Incentive Compensation Plan (“ICP”).

2  Perquisites and other personal benefits of the Named Executive Officers did not exceed the lesser of $50,000 or 10% of the total base salary and annual bonus for the relevant Named Executive Officer during the years reported in the table and, therefore, are not included in the table. Amounts shown for Mr. Thompson in this column for 2002 include reimbursement for the payment of taxes in connection with his relocation.

3  The number and aggregate value of restricted stock holdings, including restricted stock units, of the Named Executive Officers as of December 31, 2002, are as follows: Mr. Boscia, 108,056 shares ($3,412,408); Mr. Vaughan, 38,900 shares ($1,228,462); Mr. Gotta, 21,022 shares ($663,875); Mr. Stensrud, 17,638 shares ($557,008); and Mr. Thompson, 15,634 shares ($493,722). As of December 31, 2002, the number and value of the aggregate restricted stock holdings (including restricted stock units) of all employees of the Corporation was 410,744 shares representing a total value of $12,971,296. When the restrictions on restricted stock lapse, dividend equivalents are paid in an amount equal to the dividends that would have been paid during the restricted period had the stock not been restricted during that time.

4  Reflects the impact of a 2-for-1 stock split effected during 1999.

5  The amounts shown for 2001 and 2002 reflect amounts paid out under the performance cycles ended 2001 and 2002 established pursuant to the long-term incentive plan (“LTIP”) adopted by the Compensation Committee under the ICP. More information regarding the LTIP is set forth in the Compensation Committee Report and in Table D. During 1998, the Compensation Committee awarded to certain of the Named Executive Officers shares of restricted stock under the ICP relating to a 1998-2000 Performance Cycle. Those shares were subject to performance-based conditions to vesting, in addition to lapse of time and/or continued service with the Corporation and were reported as LTIP Awards in the 1999 proxy statement. In March 2001, the Compensation Committee determined that the corporate performance criteria applicable to the restricted shares under the 1998-2000 Performance Cycle had been fully achieved and chose not to reduce the amount of those awards. Accordingly, those awards are being reported in the LTIP Payout(s) column for 2000 based on the “fair market value” of those awards (i.e., the average of the high and low trading price on the day immediately preceding the date of the Compensation Committee’s decision ($43.475) multiplied by the number of restricted shares). However, those shares are still subject to lapse of time and continued service requirements that generally lapse on the third anniversary of January 1 of the year next succeeding the applicable performance cycle. Annual incentive awards made under the ICP for 2002, 2001, and 2000 are reflected in the “Bonus” column (column d).

6  The amounts shown in column h for 2000 include dividend equivalents paid in cash (or credited to the Corporation’s deferred compensation plan) with respect to restricted shares that vested during 2000 as follows: Mr. Vaughan, $25,907.

7  Amounts included in the All Other Compensation column are amounts contributed or accrued for the Named Executive Officers under the Corporation’s Employee’s Savings and Profit-Sharing Plan, the related supplemental savings plans and the dollar value of insurance premiums paid by the Corporation. The amounts contributed to the Profit-Sharing Plan and accrued supplements for fiscal 2002 are as follows: Mr. Boscia, $58,500; Mr. Vaughan, $26,943; Mr. Gotta, $18,164; and Mr. Stensrud, $24,663. For Mr. Gotta in 2001 and 2000, the total profit-sharing amounts were $45,297 and $32,921, respectively. No amounts were contributed for Mr. Thompson with respect to 2002, 2001 and 2000. The amounts of insurance premiums for fiscal 2002 are as follows: Mr. Boscia, $0.00; Mr. Vaughan, $15,779; Mr. Gotta, $0.00, Mr. Stensrud, $44,405 and Mr. Thompson, $15,670. Mr. Thompson’s insurance premiums for 2001 and 2000 were $15,670 each year. In addition, the amounts shown for 2001 include additional amounts contributed to the Profit-Sharing Plan and accrued supplements for fiscal 2001 after last year’s proxy statement was mailed to stockholders. Those amounts are as follows: Mr. Boscia, $77,972; Mr. Vaughan, $37,200; and Mr. Stensrud, $18,324. The remaining amounts included in this column represent credits for life and health benefits.

8  Mr. Stensrud’s employment with the Corporation began in June 2000. His executive compensation information for the year 2000, therefore, reflects employment for a partial year.

TABLE D

In March of 2001 the Compensation Committee of the Board adopted a new long-term incentive plan (“LTIP”) pursuant to the ICP. The LTIP is intended to reward the Corporation’s Senior Contributors for sustained Corporation performance over rolling three-year LTIP “performance cycles.” In March of 2002, the Compensation Committee established a 2002-2004 performance cycle under the LTIP, which will run for a three-year period from the beginning of 2002 through the end of 2004. The details of that LTIP award are set forth below.

LONG TERM INCENTIVE PLANS – AWARDS IN LAST FISCAL YEAR
Name	Number of shares, units or other rights	Performance or other period until maturation or payout	Estimated future payouts under non-stock price based plans
			Threshold[1] $	Target[2] $	Maximum[1,2] $
Jon A. Boscia	N/A	2002-2004	475,000	1,900,000	3,800,000
Richard C. Vaughan	N/A	2002-2004	137,000	548,000	1,096,000
John H. Gotta	N/A	2002-2004	106,500	426,000	852,000
Lorry J. Stensrud	N/A	2002-2004	113,250	453,000	906,000
Westley V. Thompson	N/A	2002-2004	60,500	242,000	484,000

1  The awards contemplated by this LTIP cycle are intended to provide below market compensation for average or below average Corporation performance relative to a peer group of companies and average or above-average compensation for Corporation performance better than that of the peer group. The “Target” award level, which is intended to reflect market compensation, generally is achieved when the Corporation’s performance during an LTIP cycle is at the 60th percentile of the peer group. The “Threshold” award, which is only 25% of the Target award, generally reflects Corporation performance at the 25th percentile level of the peer group. The “Maximum” award, which is twice the Target award, generally will be paid only for performance that places the Corporation at or above the 75th percentile relative to the peer group. The companies included in the peer group are John Hancock Financial Services, Inc., MetLife, Inc., AmerUs Group Co., Jefferson Pilot Corporation, Manulife Financial Corporation, Sun Life Financial Services CDA, Inc., Allmerica Financial Corporation, MONY Group, Inc., Nationwide Financial Services, Inc. and Hartford Financial Services Group, Inc. Comparisons to the peer group are made on the basis of three weighted factors: 40% of the award is based on shareholder return; 40% is based on growth in operating income per diluted share; and 20% is based on return on equity. The Compensation Committee of the Board retains its authority to adjust performance targets and award levels for any cycle to reflect mergers, acquisitions or sales of businesses, restructuring charges, reserve strengthening, changes in peer companies or other factors. Amounts actually paid with respect to the three-year performance cycle ended in 2002 are included in the Summary Compensation Table (Table C) and were as follows: Mr. Boscia, $1,150,659; Mr. Vaughan, $331,858; Mr. Gotta, $257,600; Mr. Stensrud, $274,029; and Mr. Thompson, $146,543.

2  In no event will these LTIP award payments made to individuals who are “covered officers” under section 162(m) of the Internal Revenue Code of 1986, as amended, exceed specified percentages of the Corporation’s aggregate “income from operations” for calendar years 2002 to 2004 that were established by the Compensation Committee in March 2002. These percentages vary with position and the length of the relevant LTIP cycle. They range from a high of 0.50% for the CEO to a low of 0.17% for certain other officers.

TABLE E

OPTIONS/SAR GRANTS IN LAST FISCAL YEAR
INDIVIDUAL GRANTS					POTENTIAL REALIZABLE VALUE AT ASSUMED ANNUAL RATES OF STOCK PRICE APPRECIATION FOR OPTION TERM
( a )	( b )	( c )	( d )	( e )	( f )	( g )
NAME	NUMBER OF SECURITIES UNDERLYING OPTIONS/SARs GRANTED [1,2] (#)	% OF TOTAL OPTIONS/SARs GRANTED TO EMPLOYEES IN FISCAL YEAR[3]	EXERCISE OR BASE PRICE[4] ($/SHARE)	EXPIRATION DATE[5]	5% ($)	10% ($)
Jon A. Boscia	200,000	7.9098	$52.10	3/14/2012	$6,553,082	$16,606,796
	7,964	0.3150	$48.73	5/13/2002	$635	$1,280

	207,964	8.2248			$6,553,717	$16,608,076

Richard C. Vaughan	50,000	1.9775	$52.10	3/14/2012	$1,638,270	$4,151,699

John A. Gotta	55,000	2.1752	$52.10	3/14/2012	$1,802,097	$4,566,869

Lorry J. Stensrud	50,000	1.9775	$52.10	3/14/2012	$1,638,270	$4,151,699

Westley V. Thompson	20,000	0.7910	$52.10	3/14/2012	$655,308	$1,660,680

1  Options granted on March 14, 2002 are exercisable starting 12 months after the grant date with respect to 25% of the shares granted and with an additional 25% of the option shares granted becoming exercisable on each successive anniversary, with full vesting (if full vesting has not already occurred) being accelerated upon death, disability or retirement of the holder or a change of control of the Corporation.

2  On April 30, 2002, Mr. Boscia received a reload grant of 7,964 options in connection with his exercise of 28,000 options granted May 13, 1992.

3  The Corporation granted options and SARs representing 2,528,493 shares to employees in fiscal year 2002.

4  The exercise price and tax withholding obligations related to exercise may be paid by delivery of mature shares or by offset of the underlying shares, subject to certain conditions.

5  The options granted March 14, 2002 were granted for a term of 10 years, subject to earlier forfeiture in certain events related to termination of employment. The reload options discussed in footnote 2 above were granted for the term of the initial options, subject to earlier forfeiture in certain events related to termination of employment.

TABLE F

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES
(a)	(b)	(c)	(d)		(e)
			NUMBER OF UNEXERCISED OPTIONS HELD AT DECEMBER 31, 2002		VALUE OF UNEXERCISED IN-THE-MONEY OPTIONS HELD AT DECEMBER 31, 2002 [1]
NAME	SHARES ACQUIRED ON EXERCISE	VALUE REALIZED ($)	EXERCISABLE	UNEXERCISABLE	EXERCISABLE	UNEXERCISABLE
Jon A. Boscia	28,000	976,220	746,000	538,000	$2,494,190	$1,029,000
Richard C. Vaughan	0	0	295,250	154,750	$1,330,330	$343,000
Gotta, John H.	0	0	90,550	133,450	$240,100	$240,100
Lorry J. Stensrud	0	0	48,500	120,500	0	0
Westley V. Thompson	0	0	75,950	72,250	$205,800	$205,800

1 Based on the closing price on the New York Stock Exchange Composite Transactions (“NYSE”) of the Corporation’s Common Stock on December 31, 2002 ($31.58).

TABLE G

PENSION PLAN TABLE FOR 2003 PROXY

Effective January 2002, the Corporation changed its pension plan by replacing the existing final average pay plan with an account-based plan, commonly referred to as a cash balance plan. In connection with this change, certain transition rules apply. Through December 31, 2011, employees who participated in the pension plan before January 2002 will accrue benefits based on the greater of the formula in effect at that time or the new cash balance formula. Those employees still with the Corporation on January 1, 2012 will have their benefit calculated under the formula in effect before January 2002 and, if that benefit is greater than the benefit under the cash balance formula, the difference will be added to their cash balance account. Thereafter all benefits will be determined solely under the cash balance plan.

Set forth below is the Final Average Pay Plan that will be used as a reference during the transition period:

PENSION TABLE G
	ESTIMATED ANNUAL RETIREMENT BENEFIT FOR CREDITED YEARS OF SERVICE[1,3]
FINAL AVERAGE SALARY[2]	10 YEARS	15 YEARS	20 YEARS	25 YEARS	30 YEARS	35 YEARS	40 YEARS	45 YEARS
$300,000	$49,422	$74,133	$98,844	$123,555	$148,266	$172,977	$180,477	$187,977
$350,000	$57,922	$86,883	$115,844	$144,805	$173,766	$202,727	$211,477	$220,227
$400,000	$66,422	$99,633	$132,844	$166,055	$199,266	$232,477	$242,477	$252,477
$450,000	$74,922	$112,383	$149,844	$187,305	$224,766	$262,227	$273,477	$284,727
$500,000	$83,422	$125,133	$166,844	$208,555	$250,266	$291,977	$304,477	$316,977
$550,000	$91,922	$137,833	$183,844	$229,805	$275,766	$321,727	$335,477	$349,227
$600,000	$100,422	$150,633	$200,844	$251,055	$301,266	$351,477	$366,477	$381,477
$650,000	$108,922	$163,383	$217,844	$272,305	$326,766	$381,227	$397,477	$413,727
$700,000	$117,422	$176,133	$234,844	$293,555	$352,266	$410,977	$428,477	$445,977
$750,000	$125,922	$188,883	$241,844	$314,805	$377,766	$440,727	$459,477	$478,227
$800,000	$134,422	$201,633	$268,844	$336,055	$403,266	$470,477	$490,477	$510,477
$850,000	$142,922	$214,383	$285,844	$357,305	$428,766	$500,227	$521,477	$542,727
$900,000	$151,422	$227,133	$302,844	$378,555	$454,266	$529,977	$552,477	$574,977
$950,000	$159,922	$239,883	$319,844	$399,805	$479,766	$559,727	$583,477	$607,227
$1,000,000	$168,422	$252,633	$336,844	$421,055	$505,266	$589,477	$614,477	$639,477
$1,050,000	$176,922	$265,383	$353,844	$442,305	$530,766	$619,227	$645,477	$671,727
$1,100,000	$185,422	$278,133	$370,844	$463,555	$556,266	$648,977	$676,477	$703,977
$1,150,000	$193,922	$290,883	$387,844	$484,805	$581,766	$678,727	$707,477	$736,227
$1,200,000	$202,422	$303,633	$404,844	$506,055	$607,266	$708,477	$738,477	$768,477

1  Amounts shown reflect estimated annual retirement benefits payable on a straight life annuity basis to participating employees, including the Named Executive Officers, under the Corporation’s final average pay pension plan, which covers most officers and other employees hired prior to January 1, 2001 on a non-contributory basis. Such benefits reflect a reduction to recognize, in part, the Corporation’s cost of Social Security benefits related to service for the Corporation. As a result of limitations under the Internal Revenue Code, a portion of these benefit amounts may be paid under supplemental benefit plans established by the Corporation. This table assumes retirement at age 65. At age 65 the following individuals will have the number of years of service indicated: Mr. Boscia, 34; Mr. Vaughan, 24; Mr. Gotta, 22; Mr. Stensrud, 13; and Mr. Thompson, 27.

2  Final average salary is the average of an employee’s base salary paid in any consecutive 60-month period during an employee’s last ten years of active employment which produces the highest average salary. Recent base salary for the Named Executive Officers is reflected in Column (c) of the Summary Compensation Table on page 32.

Cash Balance Plan

Pension benefits under the cash balance plan equal the sum of an employee’s opening account balance, plus compensation and interest credits. The opening account balance was determined as the value of the benefit earned to January 1, 2002 under the final average pay plan using the U.S. Treasury bond rate. Annual compensation credits are based on years of service and base salary plus bonus (excluding 50% of the bonus in excess of $100,000). Daily interest credits are based on U.S. Treasury bond rates.

The estimated annual benefit at age 65 under the cash balance plan, assuming level compensation until retirement, a U.S. Treasury bond interest credit rate of 5.5% per annum, and a straight life annuity, would be the following for the Named Executive Officers: Mr. Boscia, $572,348; Mr. Vaughan, $195,154; Mr. Gotta, $144,093; Mr. Stensrud, $90,038; and Mr. Thompson, $151,286.

EXHIBIT 1

Section 10.    Notice of Shareholder Business. At any meeting of the shareholders, only such business may be conducted as shall have been properly brought before the meeting, and as shall have been determined to be lawful and appropriate for consideration by shareholders at the meeting. To be properly brought before an annual meeting, business must be (a) specified in the notice of meeting given in accordance with Section 4 of this Article I, (b) otherwise properly brought before the meeting by or at the direction of the board of directors or the chief executive officer, or (c) otherwise properly brought before the meeting by a shareholder. For business to be properly brought before an annual meeting by a shareholder pursuant to clause (c) above, the shareholder must have given timely notice thereof in writing to the secretary of the corporation. To be timely, a shareholder’s notice must be delivered to or mailed and received at the principal office of the corporation, not less than ninety days nor more than one hundred twenty days prior to the first anniversary date of the annual meeting for the preceding year; provided, however, if and only if the annual meeting is not scheduled to be held within a period that commences thirty days before such anniversary date and ends thirty days after such anniversary date (an annual meeting date outside such period being referred to herein as an “Other Annual Meeting Date”), such shareholder notice shall be given in the manner provided herein by the close of business on the later of (i) the date ninety days prior to such Other Annual Meeting Date or (ii) the tenth day following the date such Other Annual Meeting Date is first publicly announced or disclosed. A shareholder’s notice to the secretary shall set forth as to each matter the shareholder proposes to bring before the meeting (a) a brief description of the business desired to be brought before the meeting, including the text of any proposal to be presented, (b) the name and address, as they appear on the corporation’s stock records, of the shareholder proposing such business, (c) the class and number of shares of the corporation which are beneficially owned by the shareholder, and (d) any interest of the shareholder in such business. Only such business shall be brought before a special meeting of shareholders as shall have been specified in the notice of meeting given in accordance with Section 4 of this Article I. In no event shall the adjournment of an annual meeting or special meeting, or any announcement thereof, commence a new period for the giving of a shareholder’s notice as provided in this Section 10. Notwithstanding anything in these bylaws to the contrary, no business shall be conducted at a meeting except in accordance with the procedures set forth in this Section 10. The person presiding at the meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the bylaws, or that business was not lawful or appropriate for consideration by shareholders at the meeting, and if he should so determine, he shall so declare to the meeting and any such business shall not be transacted.

EXHIBIT 2

Section 11.    Notice of Shareholder Nominees. Nominations of persons for election to the board of directors of the corporation may be made at any annual meeting of shareholders by or at the direction of the board of directors or by any shareholder of the corporation entitled to vote for the election of directors at the meeting. Such shareholder nominations shall be made pursuant to timely notice given in writing to the secretary of the corporation in accordance with Section 10 of this Article I. [Corporation’s Note: Article 10 is attached to this Proxy Statement as Exhibit 1.] Such shareholder’s notice shall set forth, in addition to the information required by Section 10, as to each person whom the shareholder proposes to nominate for election or re-election as a director, (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of the corporation which are beneficially owned by such person, (iv) any other information relating to such person that is required to be disclosed in solicitation of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including without limitation such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), and (v) the qualifications of the nominee to serve as a director of the corporation. In the event the board of directors calls a special meeting of shareholders for the purpose of electing one or more directors to the board of directors, any shareholder may nominate a person or persons (as the case may be) for election to such position(s) as specified in the notice of meeting, if the shareholder’s notice of such nomination contains the information specified in this Section 11 and shall be delivered to the secretary of the corporation not later than the close of business on the tenth day following the day on which the date of the special meeting and either the names of the nominees proposed by the board of directors to be elected at such meeting or the number of directors to be elected are publicly announced or disclosed. In no event shall the adjournment of an annual meeting or special meeting, or any announcement thereof, commence a new period for the giving of a shareholder’s notice as provided in this Section 11. No shareholder nomination shall be effective unless made in accordance with the procedures set forth in this Section 11. The person presiding at the meeting shall, if the facts warrant, determine and declare to the meeting that a shareholder nomination was not made in accordance with the bylaws, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

Exhibit 3

LINCOLN NATIONAL CORPORATION

AUDIT COMMITTEE CHARTER

I.	Purposes of the Audit Committee: The primary purposes of the Audit Committee are to:

1.	assist the Board of Directors of Lincoln National Corporation (the “Corporation”) in its oversight of:

(i)	the integrity of the Corporation’s financial statements;

(ii)	the Corporation’s compliance with legal and regulatory requirements;

(iii)	the independent auditor’s qualifications and independence; and

(iv)	the performance of the Corporation’s General Auditor and independent auditor; and

2.	prepare the report required to be prepared by the Audit Committee pursuant to the rules of the Securities and Exchange Commission (the “SEC”) for inclusion in the Corporation’s annual proxy statement.

The primary function of the Audit Committee is oversight. In fulfilling its responsibilities hereunder, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing, accounting reviews, or procedures.

II.	Composition of the Audit Committee: The Audit Committee shall be comprised of at least three directors, each of whom the Board of Directors has determined has no material direct or indirect relationship with the Corporation or any of its subsidiaries and each of whom satisfies the applicable membership requirements of the rules of the New York Stock Exchange. The Board of Directors shall determine that: (i) each member is “financially literate,” and one member has “accounting or related financial management expertise,” as such qualifications are interpreted by the Board of Directors in its business judgment, and (ii) one member is an “audit committee financial expert,” as defined by the SEC.

No director may serve as a member of the Audit Committee if such director serves on the audit committees of more than two other public companies unless the Board of Directors determines that such simultaneous service would not impair the ability of such director to effectively serve on the Audit Committee, and discloses that determination in the Corporation’s annual proxy statement. No member of the Audit Committee may receive any compensation from the Corporation other than (i) director’s fees, which may be received in cash, stock options or other in-kind consideration ordinarily available to directors; (ii) a pension or other deferred compensation for prior service that is not contingent on future service; and (iii) any other regular benefits that other directors receive.

Prospective members shall be recommended by the Nominating and Governance Committee of the Board of Directors, and elected annually by resolution of the Board of Directors at its first meeting following the annual meeting of shareholders. One member shall be designated from time to time by the Board of Directors as Chair of the Audit Committee (“Chair”).

III.	Meetings of the Audit Committee: The Audit Committee shall meet once every fiscal quarter, or more frequently if deemed necessary or desirable by the Chair. The Audit Committee shall meet separately at least annually with the Chief Financial Officer, the General Auditor, and the independent auditor to discuss any matters that the Audit Committee or any of these persons or firms believe should be discussed in separate session (“Separate Session”). With the exception of Separate Session, the independent auditor, Chief Financial Officer, General Counsel, General Auditor, and corporate Secretary shall customarily attend meetings of the Audit Committee. The Audit Committee may, at its discretion, meet in executive session with or without the presence of the independent auditor or corporate officers.

The Chair shall provide reasonable notice of and set an agenda for all meetings.

IV.	Duties and Powers of the Audit Committee: To carry out its purposes, the Audit Committee shall have the following duties and powers:

1.	with respect to the independent auditor, which auditor shall report directly to the Audit Committee,

(i)	to retain and terminate the independent auditor;

(ii)	to approve all audit engagement fees and terms, as well as all non-audit engagements;

(iii)	to ensure that the independent auditor prepares and delivers at least annually a formal written statement describing: the auditor’s internal quality-control procedures; any material issues raised by the most recent internal quality-control review or peer review of the independent auditor, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditor, and any steps taken to deal with any such issues; and all relationships between the independent auditor and the Corporation, including each non-audit service provided to the Corporation by the independent auditor and the matters set forth in Independence Standards Board, Standard No. 1, Independence Discussions with Audit Committees, as amended, and to discuss with the independent auditor any disclosed relationships or services that may impact the objectivity and independence of the Corporation’s independent auditor;

(iv)	to review and evaluate the qualifications, performance and independence of the independent auditor and the lead partner of the independent auditor;

(v)	to discuss with management the timing and process for implementing the rotation of the lead audit partner and the reviewing audit partner as required by law, and consider whether, in order to assure continuing auditor independence, there should be regular rotation of the audit firm itself; and

(vi)	if applicable, to consider whether the independent auditor’s provision to the Corporation of any non-audit services is compatible with maintaining the independence of the independent auditor.

2.	with respect to the General Auditor,

(i)	to consult with management before the appointment or replacement of the General Auditor;

(ii)	to receive from the General Auditor and review summaries of and, as appropriate, the significant reports to management prepared by the internal audit department and management’s responses thereto, and also such other reports from the General Auditor as he or she deems necessary or desirable; and

(iii)	to review the responsibilities, budget and staffing of the Corporation’s internal audit function.

3.	with respect to the Corporation’s consolidated financial statements, financial reporting process, and systems of internal accounting and financial controls,

(i)	to receive from management and the independent auditor and review a timely analysis of significant financial reporting issues and practices;

(ii)	to discuss with the independent auditor the matters required to be discussed by or referred to in Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended;

(iii)	to receive from the independent auditor and review the report to the audit committee required to be provided pursuant to Section 10A(k) of the Securities Exchange Act of 1934, as amended;

(iv)	to meet with management, the independent auditor, and the General Auditor:

•	to review the respective annual audit plans of the independent auditor and General Auditor;

•	to discuss the annual consolidated financial statements and the quarterly consolidated financial statements and the Corporation’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Corporation’s SEC filings and annual report to shareholders, if applicable;

•	to discuss any significant matters arising from any audit or report or any communication referred to in items 2(ii) or 3(ii) above, including any audit problems or difficulties, whether raised by management, the General Auditor or the independent auditor;

•	to discuss any difficulties the independent auditor encountered in the course of the audit, including any restrictions on its activities or access to requested information and any significant disagreements with management;

•	to discuss any accounting adjustments that were noted or proposed by the independent auditor but were “passed” (as immaterial or otherwise), any communications between the audit team and their national office respecting auditing or accounting issues presented by the engagement, and any “management” or “internal control” letter issued, or proposed to be issued, by the independent auditor to the Corporation;

•	to discuss any significant proposed or contemplated changes to the Corporation’s accounting principles, policies, controls, procedures, practices, and auditing plans;

•	to discuss, as appropriate: (a) any major issues regarding accounting principles and financial statement presentations, including any significant changes in the Corporation’s selection or application of accounting principles, and major issues as to the adequacy of the Corporation’s internal controls and any special audit steps adopted in light of material control deficiencies; (b) analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; (c) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Corporation; and (d) earnings press releases (paying particular attention to any use of “pro forma,” or “adjusted” non-GAAP, information), as well as financial information and earnings guidance provided to analysts and rating agencies; and

•	to inquire about significant risks and exposures, if any, and the steps taken to monitor and minimize such risks;

(v)	to discuss guidelines and policies governing the process by which management of the Corporation and the relevant departments of the Corporation assess and manage the Corporation’s exposure to risk, and to discuss the Corporation’s major financial risk exposures and the steps management has taken to monitor and control such exposures;

(vi)	to obtain from the independent auditor assurance that the audit was conducted in accordance with auditing standards generally accepted in the United States and rules and regulations set forth in Section 10A of the Securities Exchange Act of 1934, as amended;

(vii)	to review policies and procedures with respect to officers’ expense accounts and perquisites and the results of audits of these areas;

(viii)	to discuss with the General Counsel any significant legal matters that may have a material effect on the Corporation’s business or consolidated financial statements;

(ix)	to discuss the types of information to be disclosed and the type of presentation to be made by the Corporation with respect to earnings press releases and financial information and earnings guidance provided to analysts and rating agencies;

(x)	to establish hiring policies for employees or former employees of the independent auditor; and

(xi)	to establish procedures for the receipt, retention, and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters, and for the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

4.	with respect to reporting and recommendations,

(i)	to prepare any report, including any recommendation of the Audit Committee, required by the rules of the SEC to be included in the Corporation’s annual proxy statement;

(ii)	to review and reassess this Charter at least annually and recommend any changes to the Board of Directors;

(iii)	to report the Audit Committee’s activities to the Board of Directors on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee deems appropriate; and

(iv)	to prepare and review with the Board of Directors an annual performance evaluation of the Audit Committee, to be conducted in such manner as the Audit Committee deems appropriate and to be provided either orally or in writing, which evaluation should compare the performance of the Audit Committee with the requirements of this charter.

V.	Resources and Authority of the Audit Committee: The Audit Committee shall have the resources and authority to obtain advice and assistance from outside legal, accounting or other advisors as it deems appropriate, without seeking approval of the Board of Directors or management.

The independent auditor for the Corporation is ultimately accountable to the Board of Directors and the Audit Committee.

Exhibit 4

LINCOLN NATIONAL CORPORATION

COMPENSATION COMMITTEE CHARTER

I.	Purposes

The Compensation Committee (the “Committee”) is a standing committee appointed by the Board of Directors (the “Board”) of Lincoln National Corporation (the “Corporation”):

1.	To discharge the Board’s responsibilities relating to compensation of the Corporation’s executives,

2.	To produce an annual report on executive compensation for inclusion in the Corporation’s proxy statement,

3.	To insure that succession plans are in place for the CEO and other members of the Senior Management Committee,

4.	To insure that an effective management development planning process is in place consistent with the long-term needs of the Corporation, and

5.	To insure that the Corporation’s compensation and benefit plans for the CEO, key executives, officers and employees are competitive, support the Corporation’s overall business strategy and are fair in relation to personal and overall business performance.

II.	Membership, Structure and Operations

The Committee shall consist of three or more members of the Board. The members of the Committee shall meet the independence requirements of the New York Stock Exchange. In addition, the members of the Committee shall be “disinterested persons” as defined in Rule 16b-3 under the Securities Exchange Act of 1934. The members of the Committee shall be elected, replaced and shall serve at the pleasure of the Board for such term or terms as the Board may determine. The Board, based on nominations recommended by the Corporation’s Nominating and Governance Committee, shall elect members of the Committee. The Board shall designate one member of the Committee as its chairperson. The chairperson, in consultation with its members, will determine the frequency and length of meetings. It is the responsibility of the Committee Chair to establish a meeting agenda and decide what information the Committee needs. The Corporate Secretary is responsible for the distribution of the meeting agenda and the retention of appropriate Committee documentation. The Committee may invite the CEO and members of management to its meetings, as the Committee deems appropriate.

III.	Duties and Responsibilities

The Committee’s duties and responsibilities shall be:

1.	To establish, in consultation with senior management, the Corporation’s general compensation philosophy, and oversee the development and implementation of compensation programs.

2.	To annually review and approve corporate goals and objectives relevant to CEO compensation, evaluate the CEO’s performance in light of those goals and objectives, and set the CEO’s compensation level based on this evaluation. In determining the long-term incentive component of CEO compensation, the Committee shall consider, among other factors, the Corporation’s performance and relative shareholder return, the value of similar

incentive	awards to CEOs at comparable companies and the awards given to the CEO in past years.

3.	To review and approve all compensation strategies, policies and programs that encompass total remuneration of the Corporation’s executive officers and key personnel.

4.	To review and approve, within its authority as set forth below, the establishment of employee benefit plans. For amounts beyond that authority, it will recommend such establishment to the Board.

5.	To make recommendations to the Board with respect to the Corporation’s incentive compensation plans and equity-based plans.

6.	To review and approve all elements of remuneration for the executive officers of the Corporation including but not limited to: (a) annual base salary level, (b) annual incentive level, (c) long-term incentive level, stock options and other equity-based awards, (d) pension and other benefits, (e) employment agreements, (f) severance agreements, (g) change in control agreements or provisions and (h) any special or supplemental benefits.

7.	To perform the duties of a “disinterested administrator” where the Securities Exchange Act of 1934 requires a disinterested administrator (e.g. the Stock Option Plan).

8.	To insure that appropriate programs and procedures are established to provide for the development, selection and succession of officers and key personnel within the Corporation. In addition, the Committee shall review and recommend for Board approval, candidates for the Chairman and Chief Executive Officer positions.

9.	To establish procedures for the Committee to exercise oversight of the evaluation of management.

10.	To make regular reports to the Board of actions taken and other matters deemed appropriate to be brought to the Board’s attention at the next Board meeting.

11.	To review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

12.	To perform a self-evaluation of the performance of the Committee annually. The evaluation shall be conducted in such manner as the Committee deems appropriate. The evaluation shall compare the performance of the Committee with the requirements of this charter.

13.	To perform any other duties or responsibilities expressly delegated to the Committee by the Board.

IV.	Authority

1.	The Committee shall have authority to approve employee benefit and executive compensation plans and programs, provided the present value cost for each plan or change to a plan will not exceed $20 million for the next five years after the effective date of such change.

2.	The Committee may form and delegate authority to one or more subcommittees.

3.	The Committee shall have sole authority to retain and terminate any compensation consultant and shall have sole authority to approve the consultant’s fees and other terms of retention.

4.	The Committee shall have authority to obtain advice and assistance from internal or external legal, accounting or other advisors.

V.	Resources

The Committee shall have the resources necessary to discharge its duties and responsibilities.

Exhibit 5

LINCOLN NATIONAL CORPORATION

NOMINATING AND GOVERNANCE

COMMITTEE CHARTER

I.	Purposes

The Nominating and Governance Committee (the “Committee”) is a standing committee appointed by the Board of Directors (the “Board”) of Lincoln National Corporation (the “Corporation”):

1.	To assist the Board by identifying individuals qualified to become Board members,

2.	To recommend to the Board the director nominees for the next annual meeting of shareholders,

3.	To recommend to the Board the Corporate Governance Guidelines applicable to the Corporation,

4.	To recommend to the Board director nominees for each Board committee,

5.	To evaluate competencies appropriate for the Board and to identify missing or under-represented competencies, and

6.	To assist in the evaluation of the Board and the evaluation of individual directors.

II.	Membership, Structure and Operations

The Committee shall consist of three or more members of the Board. The members of the Committee shall meet the independence requirements of the New York Stock Exchange. The members of the Committee shall be elected, replaced and shall serve at the pleasure of the Board for such term or terms as the Board may determine. The Board shall designate one member of the Committee as its chairperson. The chairperson, in consultation with its members, will determine the frequency and length of meetings.

III.	Duties and Responsibilities

The Committee’s duties and responsibilities shall be:

1.	To identify individuals believed to be qualified to become Board members and to recommend to the Board the nominees to stand for election as directors at the annual meeting of stockholders. In the case of a vacancy on the Board (including one created by an increase in the size of the Board), the Committee shall recommend to the Board an individual to fill such vacancy either through election by the Board or by shareholders.

In nominating candidates, the Committee shall take into consideration such factors as it deems appropriate. These factors may include judgment, skill, diversity, experience, the extent to which the candidate’s experience complements the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board. The Committee may consider candidates proposed by management, but is not required to do so.

2.	To establish procedures for the Committee to exercise oversight of the evaluation of the CEO (in cooperation with the Compensation Committee) and the Board. Board evaluation includes assessing overall Board membership against required Board competencies, effectiveness of Board meetings and relationships between Board members and management.

In addition, the Nominating and Governance Committee is responsible for individual director assessments and shall obtain input for such assessments from all board members other than the director being assessed. These assessments will be done at least one year before reelection and, as appropriate, will be provided to each director on a confidential basis. The purpose is to improve the effectiveness of each director.

3.	To recommend to the Board members to serve on each committee of the Board and to identify Board members qualified to fill vacancies on any committee of the Board (including the Nominating and Governance Committee).

In nominating a candidate for committee membership, the Committee shall take into consideration the factors set forth in the charter of the committee, if any, as well as any other factors it deems appropriate, including, without limitation, the consistency of the candidate’s experience with the goals of the committee and the extent to which the candidate’s experience complements the experience of the other committee members.

4.	To review and make recommendations to the Board regarding shareholder nominations for election as directors made in accordance with the procedures set forth in Article I, Section 11 of the Corporation’s Bylaws.

5.	To recommend to the Board the class of directors in which a nominee should serve.

6.	To recommend to the Board from time to time any changes the Committee believes desirable in the size of the Board or any committee of the Board.

7.	To develop and recommend to the Board for inclusion in the Corporation’s Guidelines on Corporate Governance standards for determining the independence of directors.

8.	To develop and recommend to the Board a set of corporate governance principles applicable to the Corporation, and to review those principles and recommend to the Board appropriate changes, if any, at least annually.

9.	To make regular reports to the Board no less frequently than annually.

10.	To perform a self-evaluation of the performance of the Committee annually. The evaluation shall be conducted in such manner as the Committee deems appropriate. The evaluation shall compare the performance of the Committee with the requirements of this charter. The evaluation shall also recommend to the Board any improvements to the committee’s charter deemed necessary or desirable by the Committee.

11.	To recommend an overall compensation program for directors, including retainer, meeting fees, perquisites, deferred compensation, stock option plans or other incentive or retirement plans, and medical and life insurance coverage.

12.	To recommend share ownership expectations of Board members.

13.	To perform any other duties or responsibilities expressly delegated to the Committee by the Board.

IV.	Authority

1.	The Committee may form and delegate authority to one or more subcommittees.

2.	The Committee shall have sole authority to retain and terminate any search firm to be used to identify director candidates and shall have sole authority to approve the search firms’ fees and other terms of retention.

3.	The Committee shall have authority to obtain advice and assistance from internal or external legal, accounting or other advisors.

V.	Resources

The Committee shall have the resources necessary to discharge its duties and responsibilities.

Exhibit 6

Lincoln National Corporation

Board of Directors

Guidelines on Corporate Governance

Revised January 9, 2003

I.	Introduction

The Board of Directors of Lincoln National Corporation (the “Corporation” or “LNC”), acting on the recommendation of its Nominating and Governance Committee, has developed and adopted a set of Guidelines on Corporate Governance (the “Guidelines”) to promote the functioning of the Board and its committees and to set forth a common set of expectations as to how the Board should perform its functions.

II.	Membership Criteria

The Nominating and Governance Committee is responsible for reviewing with the Board periodically the appropriate skills and characteristics required of Board members in the context of the current make-up of the Board. This assessment should include issues of diversity, age, professional accomplishments, integrity, skills such as understanding of marketing, finance, accounting, regulation and public policy, international background, commitment to the Corporation’s shared values, etc. – all in the context of an assessment of the perceived needs of the Board at that point in time.

III.	Duties and Responsibilities

A.	Attending Board meetings and Board Committee meetings on which they serve and spending the time needed to properly discharge their responsibilities.

B.	Evaluating the performance of the Corporation and its executive management including: (i) overseeing the conduct of the Corporation’s business to evaluate whether it is being effectively managed, including through regular meetings of the outside directors without the presence of management and (ii) selecting, regularly evaluating and planning for the succession of the Chief Executive Officer (“CEO”) and such other members of executive management as the Board deems appropriate, including fixing the compensation of such individuals.

C.	Evaluating the CEO at least annually. The Lead Director will chair a meeting of independent directors to discuss the evaluation and will communicate the results to the CEO. In the absence of the Lead Director, the Chair of the Compensation Committee will have this responsibility.

The evaluation should be based on objective criteria including performance of the business, accomplishment of long-term strategic objectives, management development, and the like. Criteria should be developed by the CEO in consultation with the Compensation Committee and approved by the Board.

The evaluation will be used by the Compensation Committee in the course of its deliberations when considering the compensation of the CEO.

D.	Reviewing the annual succession planning report from the CEO including the position of CEO and all members of the Senior Management Committee.

E.	Reviewing the annual management development program report from the CEO.

F.	Reviewing the Corporation’s strategic plans and objectives, including the principal risk exposures of the Corporation.

G.	Providing advice and counsel to the CEO and other executive management of the Corporation.

H.	Assisting management in the oversight of compliance by the Corporation with applicable laws and regulations, including the public reporting obligations of the Corporation.

I.	Overseeing management in the safeguarding of assets through the maintenance of appropriate accounting, financial and other controls.

J.	Electing members of Board committees and overseeing any required or appropriate Committees of the Board established for purposes of executing any delegated responsibilities from the Board.

K.	Determining the form and amount of compensation for Directors taking into account their responsibilities as such and as members of any Committee of the Board.

L.	Evaluating the overall effectiveness of the Board as well as selecting and recommending to shareholders for election an appropriate slate of candidates for the Board.

In discharging their responsibilities, Directors must exercise their business judgment to act in a manner that they believe in good faith is in the best interests of the Corporation and its shareholders.

Directors shall be entitled to require that the Corporation purchase reasonable liability insurance on their behalf and to accord them the benefits of indemnification and exculpation to the fullest extent permitted by applicable law and the Corporation’s Articles of Incorporation and Bylaws.

IV.	Structure and Operation of the Board

A.	Size and Composition

1.	Size of the Board—It is the sense of the Board that a size of 10 to 13 directors is most favorable. However, the Board would be willing to go to a somewhat larger size in order to accommodate the availability of an outstanding candidate.

2.	Mix of Non-Independent and Independent Directors—The Board believes that as a matter of policy, the composition of the Board should include the President, if elected, and the Chair of the Board, if elected. All other directors should be independent. The definition of “independent director” shall be as set forth in the rules of the New York Stock Exchange (“NYSE”), as such rules may from time to time be amended.

3.	Former Employee Board Membership—A director who is an employee will cease to be a director as of the date the director ceases to be an employee, for whatever reason.

4.	Selection of New Director Candidates—The Board itself should be responsible, in fact as well as procedure, for selecting its own members. The Board delegates the screening process involved to the Nominating and Governance Committee with input from the CEO.

5.	Extending the Invitation to a New Potential Director to Join the Board—The invitation to join the Board should be extended by the Board itself through the Chair of the Nominating and Governance Committee and, if desired, the Chairman of the Board, together with other independent director(s) when deemed appropriate.

6.	Directors Who Change Their Present Job Responsibility—Individual directors who change their employment status should inform the CEO and the Chair of the Nominating and Governance Committee of the change. In addition, they must volunteer, in writing, to resign from the Board. The Nominating and Governance Committee, in consultation with the CEO, will evaluate the offer to resign and make a recommendation to the Board.

7.	Directors Who Desire to Accept a Board Position with Another Public Company—Individual directors who desire to accept a directorship (or, in the case of a business entity other than a corporation, a comparable position) (“Directorship”) of a corporation or other business entity with a class of securities registered under the Securities Exchange Act of 1934 (i.e., a public company) should inform the CEO in advance of such acceptance.

The CEO, after considering any conflict of interest, antitrust or other matters deemed appropriate, will advise the director in writing of the Corporation’s position. The CEO will also apprise the Corporate Secretary, the Chair of the Conflicts of Interest Committee, and the Board of his/her determination. If the Corporation’s position is that the director should not be permitted to accept the Directorship while continuing as a director of the Corporation, the director shall inform the CEO whether he/she nevertheless intends to accept the Directorship and shall resign from the Board prior to doing so.

8.	Term Limits—The Board does not believe it should establish term limits. While term limits could help insure that there are fresh ideas and viewpoints available to the Board, they hold the disadvantage of losing the contribution of directors who have been able to develop, over a period of time, increasing insight into the Corporation and its operations and, therefore, provide an increasing contribution to the Board as a whole.

9.	Retirement Age—Retirement age for directors is age 70, as set forth in the Corporation’s Retirement Policy.

B.	Offices of Chairman and CEO

Currently, the Bylaws of LNC provide that the Chair of the Board, if elected, and the President, if elected, will be chosen from among the directors. If both offices are filled, the Board designates one of the officers as the Chief Executive Officer. If only one office is filled, that officer is the Chief Executive Officer.

The Board has no policy respecting the need to separate the offices of Chair of the Board and CEO. The Board believes that this issue is part of the succession planning process and that it is in the best interests of the Corporation to make a determination whenever it elects a new CEO. The Board recognizes that there may be circumstances in the future that would lead it to separate these offices, but the Board believes there is no reason to do so at this time.

C.	Lead Director

At the Board meeting associated with the Annual Meeting of Shareholders each year (the “Annual Board Meeting”), the Board will decide whether to designate a lead director of the Board (the “Lead Director”) to serve until the next Annual Board Meeting. The Board can, of course, terminate or initiate such designation at any time between Annual Board Meetings if it so desires. If the Board decides to designate a Lead Director, the director so designated shall be chosen from among the independent directors and shall perform the following functions: 1) be available to the CEO for consultation on issues of corporate importance which may involve Board action and in general be a resource to the Chairman/CEO on an as needed basis; 2) chair meetings of the independent directors (which normally will be held in conjunction with the regular meetings of the Board of directors); 3) refer and defer to appropriate Board committee chairs all matters within the scope of such committees as may be set forth from time to time in the respective committee charters; 4) be a key communicator, along with committee chairs, between the directors and the Chairman/CEO on matters deemed appropriate by the Board; (However, it should be clear that the Chairman/CEO is responsible directly to the Board in its entirety and individual Board members have the prerogative of communicating directly with the Chairman/CEO and the reverse.); 5) be available to independent directors for discussion of Board issues or other matters; and 6) in the event of the incapacitation of the CEO, contact the corporate secretary to call a meeting of directors pursuant to Article II, Section 3 (Special Meetings) of the Corporation’s Bylaws to consider what action is appropriate, including the possible election of an acting CEO or a new CEO.

D.	Board Meetings

1.	Frequency—The Board shall meet at least six times a year. Additional meetings may be scheduled as necessary or appropriate in light of circumstances.

2.	Selection of Agenda Items for Board Meetings—The CEO, in consultation with the Lead Director, will establish the agenda for each Board meeting. At the beginning of the fiscal year the CEO will establish a schedule of agenda subjects to be discussed during the year (to the extent these can be foreseen) and will review it with the Board. Each director is free to suggest the inclusion of items on the agenda. Each director is free to raise at any Board meeting subjects that are not on the agenda for that meeting. At least one Board meeting each year will, among other things, be for the purpose of reviewing: (i) long-term strategic plans and the principal issues that LNC will face in the future, (ii) strategic objectives, (iii) business and financial performance for the prior year, including a review of the achievement of strategic objectives, and (iv) the Corporation’s compliance with applicable law and listing standards.

3.	Regular Attendance of Non-Directors at Board Meetings—The CEO may invite officers to attend Board meetings. The objective of the Board, however, is to limit the number of outsiders in the meeting. Therefore, attendance by non-directors should be restricted to topics where their expertise is desired.

4.	Board Materials Distributed in Advance—It is the sense of the Board that information and data that are important to the Board’s understanding of the business be distributed in writing to the Board before the Board meets. The officers will make every attempt to see that this material is as brief as possible while still providing the desired information.

5.	Presentations—As a general rule, presentations on specific subjects should be sent to the Board members in advance so that Board meeting time may be conserved and discussion time focused on questions that the Board has about the material. On those occasions in which the subject matter is too sensitive to put on paper, the presentation will be discussed at the meeting.

6.	Minutes—The Secretary of the Corporation normally shall record minutes of all meetings of the Board and Shareholders. In the absence or incapacity of the Secretary, the Chairman may designate an Assistant Secretary, a Director, the General Counsel or outside counsel to record the minutes of meetings of the Board, Board Committees or Shareholders.

With respect to any matter, a Director voting against a proposal may ask to have his or her dissent recorded in the minutes of the meeting, and the Secretary shall do so.

7.	Executive Sessions of Independent Directors—The independent directors will meet in executive session in connection with each regularly scheduled Board meeting and at such other times as they may desire. Each regularly scheduled Board meeting agenda will specify an executive session. Executive sessions are meetings of independent directors. Inside directors and management do not attend these sessions. Executive sessions are not Board meetings. Any matter may be discussed during an Executive Session, but Board action cannot be taken during such sessions. Board action may only be taken at Board meetings (including telephonic meetings) or by the unanimous written consent of all Board members to action without a meeting. Executive sessions will be chaired by the Lead Director who will provide feedback to the CEO. In the Lead Director’s absence, the chair of the Nominating and Governance Committee will chair these sessions. Board committees that are composed of both inside and independent directors may have executive sessions at which inside director(s) are not present on a basis similar to executive sessions of the Board.

Minutes need not be taken at executive sessions of the Board or Board committees composed of both inside and independent directors. If minutes are taken, they should not be kept with or included in the minutes of the Board or Board committee. If a committee is composed solely of independent directors and management personnel are asked to leave, whether minutes need to be taken depends on whether the committee meeting is adjourned. If management is asked to leave, but the meeting is not adjourned, then minutes need to be taken and are part of the official minutes of the committee. If the meeting is adjourned, and independent directors meet without management, minutes need not be taken, and, if taken, should not be kept with our included in the minutes of the meeting. If minutes are taken during an executive session, the chair of the session should designate an acting secretary for the session.

E.	Access to Management

Board members shall have complete access to LNC’s officers and counsel. It is assumed that Board members will use judgment to be sure that this contact is not distracting to the business operation of the Corporation and that such contact, if in writing, be copied to the CEO.

Furthermore, the Board encourages the CEO to, from time to time, bring managers into Board meetings who: (a) can provide additional insight into the items being discussed because of personal involvement in these areas and (b) represent managers with future potential that the senior officers believe should be given exposure to the Board.

F.	Access to Outside Counsel and Other Advisors

The Board and Board Committees may retain outside counsel, financial or other advisors, as they deem appropriate, without consulting with or obtaining the approval of any officer of the Corporation with respect to any issue relating to matters subject to their respective authority.

G.	Board Interaction with Institutional Investors, the Press, Customers, etc.

The Board believes that the appropriate officers speak for the Corporation. Individual Board members may, from time to time, meet or otherwise communicate with various constituencies that are involved with the Corporation. It is expected that Board members would do this with the knowledge of the CEO and, absent unusual circumstances, only at the request of the CEO.

In no event shall any Director disclose any material non-public information concerning the Corporation. Among other considerations, such disclosures may violate applicable law. Questions about such information should be directed to the General Counsel. In the event that a Director inadvertently discloses information that may be material and non-public, he or she should immediately so advise the General Counsel.

H.	Committees of the Board

1.	Committee Structure—The Board has the following committees: the Audit Committee, the Compensation Committee, the Development Committee, the Nominating and Governance Committee, the Pricing Committee and the Securities Committee. The Board has the flexibility to form a new committee. It is the policy of the Board that only independent directors serve on the Audit, Compensation and Nominating and Governance Committees. All independent directors should be a member of at least one committee and, ideally, two. Committee chairs shall serve on a committee in addition to the one that they chair only in cases where the Board believes they will have adequate time to properly handle both responsibilities. All non-independent directors shall be members of the Development Committee. Ideally, all committees should have a minimum of four independent directors. The Board shall have authority to disband any ad hoc or standing Committee when it deems it appropriate to do so, provided that the Corporation shall at all times have Audit, Compensation, and Nominating and Governance committees and such other committees as may be required by applicable law or listing standards.

The members of the Audit, Compensation and Nominating and Governance committees shall at all times meet the independence and other requirements of applicable law and listing requirements.

2.	Written Charters—Each standing Committee shall have a written charter, which shall be approved by the Board and state the purpose of such Committee. Committee charters shall be reviewed not less frequently than annually to reflect the activities of each of the respective Committees, changes in applicable law or regulation and other relevant considerations, and proposed revisions to such charters shall be approved by the Board.

3.	Assignment and Rotation of Members—The Nominating and Governance Committee recommends to the Board the members and chairs of the committees taking into account the desires of individual Board members and the suggestions of the CEO. The Board elects committee members and designates committee chairs.

It is the sense of the Board that consideration should be given to periodically rotating committee chairs and members. The Board does not feel that committee members’ rotation should be mandated as a policy since there may be reasons at a given point in time to maintain an individual director’s committee membership for a longer period or to shorten the period. The learning time to become an active contributor on a particular committee is also a factor. Committee chairs shall serve for a minimum of three years and a maximum of six years unless such limitations are shortened or extended by the Board.

4.	Agendas - The chair of each committee, in consultation with its members and the appropriate corporate officers, will develop the committee’s agenda and frequency and length of meetings consistent with its charter.

At the beginning of the fiscal year each committee will establish a schedule of agenda subjects to be discussed during the year (to the extent these can be foreseen). The schedule for each committee will be furnished to all directors.

Directors may attend any Board committee meetings where subjects of particular interest to them are being discussed. It is expected, however, directors would consult with the chair of the committee before attending.

I.	Compensation of Directors

An appropriate officer will report once a year to the Nominating and Governance Committee the status of the Corporation’s Board compensation in relation to other large U.S. companies.

Changes in Board compensation, if any, should come at the suggestion of the Nominating and Governance Committee, but with full discussion and concurrence by the Board.

It is the policy of the Board that a portion of director compensation be in the form of stock. The current stock ownership target is five times the retainer within a five-year period after joining the Board.

J.	Director Orientation and Education

New Directors shall participate in an orientation program, which shall generally be conducted within two months of the new Director’s election. The agenda for the orientation program shall be determined by the Chairman, in consultation with the Chief Executive Officer (if different from the Chairman), the Chief Financial Officer, the General Counsel, and the Lead Director, who may consult, as appropriate, with Chairpersons of the standing committees. The orientation program shall address the Corporation’s strategic plans, significant risk exposures, compliance programs (including its code of business conduct and ethics) and may include presentations by the Corporation’s executive management, internal auditors and independent auditors, as well as one or more visits to the Corporation’s headquarters or other operating sites. All Directors shall be invited to attend each orientation program. The Board shall encourage Directors to participate in continuing education programs, and the Corporation shall pay the reasonable expenses of attendance by a Director of at least one such program per year.

K.	Annual Assessment of the Board’s Performance

The Nominating and Governance Committee is responsible for preparing an annual assessment of the Board’s performance. This will be discussed with the full Board following the end of each fiscal year.

This assessment should be of the Board’s contribution as a whole and specifically review areas in which the Committee or the CEO believes a better contribution could be made. Its purpose is to increase the effectiveness of the Board, not to target individual Board members.

In addition, the Nominating and Governance Committee is responsible for individual director assessments and shall obtain input for such assessments from all Board members other than the director being assessed. These assessments will be done one year before reelection and, as appropriate, will be provided to each director on a confidential basis. The purpose is to improve the effectiveness of each director.

V.	Guidelines For Determining the Independence of Directors

Following are the criteria to be used to determine the independence of each director of the Corporation, in accordance with the requirements set forth in the New York Stock Exchange Corporate Governance Rule Proposals, which apply to all companies listed with the NYSE, and as required by The Sarbanes-Oxley Act of 2002.

A director will be considered by the Board to be independent if the director has no material relationship with the Corporation (directly or as a partner, shareholder or officer of an organization that has a relationship with the Corporation) other than as a director. Material relationships may include, but are not limited to, commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships. The following is a list of the criteria that the Board of Directors shall apply in making such determinations.

A.	A director will not satisfy the criteria for independence if the Corporation has employed the director within five years prior to the person assuming a position on the Board of the Corporation.

B.	A director will not satisfy the criteria for independence if the director is, or during the previous five years has been, affiliated with or employed by a present or former auditor of the Corporation or any subsidiary or affiliate of the Corporation, until five years after the end of such affiliation or auditing relationship.

C.	A director will not satisfy the criteria for independence if the director is, or in the previous five years has been, part of an interlocking directorate in which an executive officer of the Corporation serves on the compensation committee of another corporation that concurrently employs the director.

D.	A director will not satisfy the criteria for independence if the director has any immediate family member that is in one of the categories described above. For purposes of this provision, the term “immediate family member” includes a person’s spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than employees) who shares such person’s home.

E.	The ownership of a significant amount of the Corporation’s stock in and of itself is not an indication of a lack of independence.

F.	An affiliation of a director with a customer of the Corporation or any of its subsidiaries or affiliates where such customer’s business represents less than ten percent of the Corporation’s annual income from operations, on a consolidated basis, as set forth in the Corporation’s most recent annual report, is deemed immaterial for purposes of determining independence.

G.	An affiliation of a director with a supplier to the Corporation or any of its subsidiaries or affiliates where such supplier’s business represents less than ten percent of the Corporation’s annual income from operations, on a consolidated basis, as set forth in the Corporation’s most recent annual report, is deemed immaterial for purposes of determining independence.

H.	An affiliation of a director with a charitable or nonprofit organization in which the Corporation or any of its subsidiaries or affiliates contributes or donates less than ten percent of the Corporation’s annual aggregate charitable giving to such charity or nonprofit organization is immaterial for purposes of determining independence.

The Board of Directors shall report its determinations on an annual basis in the Corporation’s Proxy Statement.

VI.	Revisions of These Guidelines

Each year, the Nominating and Governance Committee shall re-evaluate these Guidelines and recommend to the Board such revisions as it deems necessary or appropriate for the Board to discharge its responsibilities more effectively.

“Lincoln Financial Group” is the marketing name for

Lincoln National Corporation and its affiliates.

                                                                                         Please mark
                                                                                         your votes as
                                                                                         indicated in    [X]
                                                                                         this example

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                                      The Board of Directors recommends a vote FOR proposal 1
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1. To elect directors   FOR   WITHHELD  Nominees for three-year terms expiring 2006.   2. In their discretion, to act or
                       [_]     [_]      01 Jenne K. Britell                               vote upon other matters which may
                                        02 M. Leanne Lachman                              properly come before the meeting
                                        03 Ron J. Ponder                                  or any adjournment thereof.
                                        04 Jill S. Ruckelshaus                      ------------------------------------------------

For all nominees except as noted below.                                                   By checking the box to the right, I    [_]
                                                                                          consent to future access of Annual
                                                                                          Reports, Proxy Statements,
-----------------------------------------                                                 prospectuses and other communications
------------------------------------------------------------------------------------      electronically via the Internet. I
                                                                                          understand that the Company may no
                                                                                          longer distribute printed materials
                                                                                          to me from any future stockholder
                                                                                          meeting until such consent is revoked,
All to the right in accordance with the                                                   but a notice of the meeting and the
Notice of Annual Meeting of Shareholders                                                  availability of the materials will
and Proxy Statement for the meeting,                                                      be provided to me. I understand that
receipt of which is hereby acknowledged.                                                  I may revoke my consent at any time
                                                                                          by contacting the Company's transfer
Signature must be that of the Shareholder.     MARK HERE FOR        MARK HERE IF YOU      agent, Mellon Investor Services LLC,
If shares are held jointly, each               ADDRESS CHANGE       PLAN TO ATTEND THE    Ridgefield Park, NJ and that costs
shareholder named should sign. If the          AND NOTE AT LEFT     ANNUAL MEETING        normally associated with electronic
signer is a corporation, please sign full                                                 access, such as usage and telephone
corporate name by duly authorized officer.          [_]                    [_]            charges, will be my responsibility.
If signer is a partnership, please sign
partnership name by authorized person.
Executors, administrators, trustees,
guardians, attorneys in fact, etc. should
so indicate when signing.

Signature                                         Signature                                         Date
          -------------------------------------             -------------------------------------        ---------------------------

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
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                      Vote by Internet or Telephone or Mail
                          24 Hours a Day, 7 Days a Week

      Internet and telephone voting is available through 11PM Eastern Time the business day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

              Internet                                           Telephone                                         Mail
      http://www.eproxy.com/Inc                               1-800-435-6710

Use the Internet to vote your
proxy. Have your proxy card in                     Use any touch-tone telephone to                         Mark, sign and date
hand when you access the web               OR      vote your proxy. Have your proxy                         your proxy card
site. You will be prompted to enter                card in hand when you call. You will       OR                  and
your control number, located in                    be prompted to enter your control                        return it in the
the box below, to create and                       number, located in the box below,                      enclosed postage-paid
submit an electronic ballot.                       and then follow the directions given.                        envelope.

    If you vote your proxy by Internet or by telephone, you are acknowledging receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement and
 of the Company's Annual Report for 2002, and you do NOT need to mail back your proxy card.

You can view the Annual Report and Proxy Statement on the internet at
www.LFG.com/proxy-annrep

                          LINCOLN NATIONAL CORPORATION
                                PHILADELPHIA, PA

P R O X Y

The undersigned shareholder in LINCOLN NATIONAL CORPORATION (the "Corporation"),
an Indiana corporation, appoints JON A. BOSCIA, JILL S. RUCKELSHAUS and C.
SUZANNE WOMACK or any one or more of them, the true and lawful attorney in fact and proxy of the undersigned, with full power of substitution to all or any one or more of them, to vote as proxy for and in the name, place and stead of the undersigned at the ANNUAL MEETING of the shareholders of the Corporation, to be held at The Ritz-Carlton Hotel, Ten Avenue of the Arts, Philadelphia, PA, 10:00
a.m., local time, Thursday, May 8, 2003, or at any adjournment thereof, all the shares of stock in the Corporation shown on the other side (whether Common Stock or $3.00 Cumulative Convertible Preferred Stock, Series A) which the undersigned would be entitled to vote if then personally present, revoking any proxy previously given.

A majority of such attorneys and proxies who shall be present and shall act as such at the meeting or any adjournment thereof, or if only one such attorney and proxy be present and act, then that one, shall have and may exercise all the powers hereby conferred.

This proxy is being solicited by the Corporation's Board of Directors. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR
ALL NOMINEES LISTED IN ITEM 1. AUTHORIZATION WILL, TO THE EXTENT PERMISSIBLE, BE
GIVEN TO THE NAMED PROXIES, OR ANY ONE OR MORE OF THEM, IN THEIR DISCRETION TO
ACT OR VOTE UPON OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT THEREOF.

           (Continued, and to be Signed, on reverse side)         SEE REVERSE
                                                                      SIDE
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                          Lincoln National Corporation
                            2002 Business Highlights

     .   Despite a third consecutive year of troubled capital markets, Lincoln's business fundamentals remained strong. For 2002, the company posted net income of $91.6 million or $.49 per diluted share.

     .   The life insurance rating agency, A.M. Best, upgraded the financial strength ratings of the Lincoln National Life Insurance Company and its
         subsidiaries, First Penn-Pacific Life Insurance Company and Lincoln
         Life and Annuity Company of New York to A+ (Superior) from A
         (Excellent). The A+ rating is the second highest A.M. Best rating. This is a tremendous accomplishment during a time when rating downgrades have far exceeded upgrades for the industry. A.M. Best indicated that it was Lincoln's execution of a strategic repositioning of its businesses over the past few years that contributed to its improved quality of earnings.

     .   The quarterly dividend on Lincoln's common stock increased 4.7 percent to $.335 cents, representing the 18th consecutive year of increased dividends.